Form 8-K - CURRENT REPORT

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

           Date of Report (Date of earliest event reported) July 30, 2001

                                ANGELES PARTNERS IX
               (Exact name of registrant as specified in its charter)


            California                 0-9704                 95-3417137
      (State or other jurisdiction  (Commission            (I.R.S. Employer
            incorporation)          File Number)        Identification Number)


                                55 Beattie Place
                              Post Office Box 1089
                        Greenville, South Carolina 29602
                      (Address of principal executive offices)


                         (Registrant's telephone number)
                                 (864) 239-1000

                                       N/A
           (Former name or former address, if changed since last report)

Item 2.    Acquisition or Disposition of Assets.

The  Registrant  sold  one  of  its  investment  properties,  Rosemont  Crossing
Apartments, located in San Antonio, TX on July 30, 2001. Rosemont Crossing Apartments was sold to Gulab Partnership, Ltd., an unrelated party, for $5,125,000.

The Registrant sold one of its investment properties, Panorama Terrace Apartments, located in Birmingham, Alabama on August 1, 2001. Panorama Terrace Apartments was sold to Wisteria Place I, LLC, an unrelated party for $7,217,375.

The General Partner is currently evaluating the cash requirements of the Partnership to determine what portion of the net proceeds, if any, would be available to distribute to the partners in the near future.

Item 7.     Financial Statements and Exhibits

(b)   Pro forma financial information.

The  required  pro  forma  financial   information   will  be  provided  in  the
Registrant's quarterly report on Form 10-QSB for the quarter ended June 30, 2001 to be filed on or before August 14, 2001.

(c)   Exhibits

          10.16(a)  Purchase  and Sale  Contract  between  Registrant  and Gulab
               Partnership, Ltd.

          10.16(b)  First  Amendment  to  Purchase  and  Sale  Contract  between
               Registrant and Gulab Partnership, Ltd.

          10.16(c)  Second  Amendment  to  Purchase  and Sale  Contract  between
               Registrant and Gulab Partnership, Ltd.

          10.16(d)  Third  Amendment  to  Purchase  and  Sale  Contract  between
               Registrant and Gulab Partnership, Ltd.

          10.16(e)  Fourth  Amendment  to  Purchase  and Sale  Contract  between
               Registrant and Gulab Partnership, Ltd.

          10.16(f)  Assignment  of  Purchase  and  Sale  Contract   between  CNC
               Investments, Inc., a Texas Corporation and Gulab Partnership, Ltd., a Texas Limited Partnership.

          10.17Purchase and Sale Contract between  Registrant and Wisteria Place
               I, LLC.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                               ANGELES PARTNERS IX

                                 By: Angeles Realty Corporation
                                     Its General Partner

                             By:     /s/Patrick J. Foye
                                     Patrick J. Foye
                                     Executive Vice President

                              Date:  August 14, 2001

                                                                EXHIBIT 10.16(a)



                           PURCHASE AND SALE CONTRACT

                                     BETWEEN



                              HOUSTON PINES, LTD.,

                        a California limited partnership









                                    AS SELLER





                                       AND

                             CNC INVESTMENTS, INC.,

                               a Texas corporation





                                  AS PURCHASER

                           PURCHASE AND SALE CONTRACT

      THIS PURCHASE AND SALE CONTRACT ("Purchase Contract" or the "Agreement") is entered into as of the ________ day of April, 2001 (the "Effective Date") by and between HOUSTON PINES, Ltd., a California limited partnership, having a principal address at 2000 South Colorado Blvd., Tower Two, Suite 2-1000, Denver, Colorado 80222 ("Seller") and CNC INVESTMENTS, INC., a Texas corporation, having a principal address at 4420 FM 1960 West, Suite 224, Houston, Texas 77068 ("Purchaser").

     NOW, THEREFORE WITNESSETH: That for and in consideration of mutual covenants and agreements hereinafter set forth, Seller and Purchaser hereby agree as follows:

                                    RECITALS

R-1. Seller holds fee title to the parcel or parcels of real estate located in Bexar County, Texas, as more particularly described in Exhibit A attached hereto and made a part hereof. Improvements have been constructed on the land described in this Recital.

R-2. Purchaser desires to purchase and Seller has agreed to sell such land, improvements and certain associated property, defined below as the "Property" on the terms and conditions set forth below, (which terms and conditions shall control in the event of any conflict with these Recitals), such that on the "Closing Date" (as hereinafter defined) the Property will be conveyed by special warranty deed to Purchaser.

     R-3. Purchaser has agreed to pay to Seller the Purchase Price for the Property, and Seller has agreed to sell the Property to Purchaser, on the terms and conditions set forth below.

     R-4. Purchaser intends to make investigations regarding the Property, and Purchaser's intended uses of the Property, as Purchaser deems necessary and desirable.

                                    ARTICLE 1

                                  DEFINED TERMS

      1.1 Unless otherwise defined elsewhere herein, terms with initial capital letters in this Purchase Contract shall have the meanings set forth in this
ARTICLE 1 below.

            1.1.1   [Intentionally Omitted.]

            1.1.2 "Business Day" means any day other than a Saturday or Sunday or Federal holiday or legal holiday in the State of Texas.

            1.1.3 "Closing" means the consummation of the purchase and sale and related transactions contemplated by this Purchase Contract in accordance with the terms and conditions of this Purchase Contract.

            1.1.4 "Closing Date" means the date on which date the Closing of the conveyance of the Property is required to be held under the terms and conditions of this Purchase Contract and on which date full payment of the Purchase Price for the Property shall have been paid to and received by Seller in immediately available U.S. funds.

            1.1.5   "Deed" has the meaning given such term in Section 7.2.1.1.

            1.1.6 "Excluded Permits" means those Permits which, under applicable law, are nontransferable and such other Permits as may be designated as Excluded Permits on Exhibit B, if any, attached hereto.

            1.1.7 "Fixtures and Tangible Personal Property" means all fixtures, furniture, furnishings, fittings, equipment, machinery, computers (to the extent located on the Property and owned by Seller), fax machines (to the extent located on the Property and owned by Seller), copiers (to the extent located on the Property and owned by Seller), apparatus, appliances and other articles of tangible personal property now or hereafter located on the Land or in the Improvements as of the date of this Purchase Contract and used or usable in connection with any present or future occupation or operation of all or any part of the Property, but only to the extent transferable. The term "Fixtures and Tangible Personal Property" does not include (i) equipment leased by Seller and the interest of Seller in any equipment provided to the Property for use, but not owned or leased, by Seller, or (ii) property owned or leased by Tenants and guests, employees or other persons furnishing goods or services to the Property, or (iii) property and equipment owned by Seller, which in the ordinary course of business of the Property is not used exclusively for the business, operation or management of the Property or (iv) the property and equipment, if any, expressly identified in Exhibit C.

1.1.8"Improvements" means all buildings and improvements, located on the Land, taken "as is".

            1.1.9 "Land" means all of those certain tracts of land described on Exhibit A attached hereto, and all rights, privileges and appurtenances pertaining thereto.

            1.1.10 "Lease(s)" means the interest of Seller in and to all leases, subleases and other occupancy agreements, whether or not of record, which provide for the use or occupancy of space or facilities on or relating to the Property and which are in force as of the Effective Date for the Property or thereafter as permitted in Section 6.5.

            1.1.11 "Loan  Documents"  shall have the meaning  given such term in
ARTICLE 4.

            1.1.12 "Management Contract" means the agreement(s) between Seller and Manager pertaining to the Land and Improvements.

1.1.13 "Manager" means AIMCO Properties, L.P., or one of its affiliates.

            1.1.14 "Miscellaneous Property Assets" means all contract rights, leases, concessions, warranties, plans, drawings and other items of intangible personal property relating to the ownership or operation of the Property and owned by Seller, but only to the extent transferable, excluding, however, (i) receivables, (ii) Property Contracts, (iii) Leases, (iv) Permits, (v) Fixtures and Tangible Personal Property, (vi) Security Deposits, (vii) cash or other funds, whether in petty cash or house "banks," or on deposit in bank accounts or in transit for deposit, (viii) refunds, rebates or other claims, or any interest therein, for periods or events occurring prior to the Closing Date, (ix) utility and similar deposits, (x) insurance or other prepaid items, (xi) Seller's proprietary books and records, and (xii) the Management Contract, except to the extent that Seller receives a credit on the closing statement for any such item. The term "Miscellaneous Property Assets" shall also include the following, but only to the extent owned by Seller and in Seller's possession: site plans, surveys, soil and substrata studies, architectural renderings, plans and specifications, engineering plans and studies, floor plans, tenant data sheets, landscape plans and other plans or studies of any kind, if any, which relate to the Land and or the Improvements or the Fixtures and Tangible Personal Property, and all escrow accounts and reserves maintained by Seller with the holder of the Seller's Note Obligation. The term "Miscellaneous Property Assets" shall also include all of Seller's rights, if any, in and to the name "ROSEMONT CROSSING APARTMENTS" and any telephone numbers associated with the Property.

            1.1.15 "Mortgage" shall have the meaning given such term in Section 6.4.

1.1.16 "Mortgagee" means the current holder of record of the Mortgage.

            1.1.17 "Permits" means all licenses and permits granted by governmental authorities having jurisdiction over the Property in respect of the matter to which the applicable license or permit applies and owned by Seller and used in or relating to the ownership, occupancy or operation of the Property or any part thereof not subject to a Lease.

            1.1.18 "Permitted Exceptions" means those exceptions or conditions permitted to encumber the title to the Property in accordance with the provisions of Section 6.2.

            1.1.19 "Property" means the Land and Improvements and all rights of Seller relating to the Land and the Improvements, including without limitation, any rights, title and interest of Seller, if any, in and to (i) any strips and gores adjacent to the Land and any land lying in the bed of any street, road, or avenue opened or proposed, in front of or adjoining the Land, to the center line thereof; (ii) any unpaid award for any taking by condemnation or any damage to the Property by reason of a change of grade of any street or highway; (iii) all of the easements, rights, privileges, and appurtenances belonging or in any way appertaining to the Property; together with all Fixtures and Tangible Personal Property, Property Contracts, Leases, Security Deposits, Permits other than Excluded Permits, and the Miscellaneous Property Assets.

            1.1.20 "Property Contracts" means all purchase orders, maintenance, service, or utility contracts and similar contracts, which relate to the ownership, maintenance, construction or repair and/or operation of the Property and which are not cancelable on ninety (90) days' or shorter Notice, except Leases.

            1.1.21 "Purchase Contract" means this Purchase and Sale Contract by and between Seller and Purchaser.

            1.1.22 "Purchase Price" means the total consideration to be paid by Purchaser to Seller for the purchase of the Property as set forth in Section 3.1.

            1.1.23 "Security Deposits" means all (i) prepaid rent held as security, (ii) security deposits, (iii) pet deposits, if any, and (iv) any other deposits held by Seller under any of the Leases.

            1.1.24 "Seller's Note Obligation" shall mean the promissory note or notes more particularly described on Schedule 1.1.24.

1.1.25 "Survey" shall have the meaning ascribed thereto in Section 6.1.

            1.1.26 "Tenant" means any person or entity entitled to occupy any portion of the Property under a Lease.

            1.1.27 "Title Commitment" or "Title Commitments" shall have the meaning ascribed thereto in Section 6.1.

1.1.28 "Title Insurer" shall have the meaning set forth in Section 6.1.

                                    ARTICLE 2

                          PURCHASE AND SALE OF PROPERTY

      2.1 Seller agrees to sell and convey the Property to Purchaser and Purchaser agrees to purchase the Property from Seller, in accordance with the terms and conditions set forth in this Purchase Contract.

                                    ARTICLE 3

                            PURCHASE PRICE & DEPOSIT

      3.1 The total purchase price ("Purchase  Price") for the Property shall be
Five   Million   One   Hundred   Twenty  Five   Thousand   and  No/100   Dollars
($5,125,000.00), which shall be paid by Purchaser, as follows:

            3.1.1 On the date hereof, Purchaser shall deliver to Stewart Title Guaranty Company ("Escrow Agent" or the "Title Insurer") a deposit in the sum of Fifty One Thousand and No/100 Dollars ($51,000.00), in cash (such sum being hereinafter referred to and held as the "Option Consideration"). The Option Consideration shall constitute independent consideration paid by Purchaser for Purchaser's right of review, inspection and termination and shall be delivered to Seller by the Escrow Agent in the event of the termination of this Purchase Contract pursuant to the provisions of ARTICLE 4, ARTICLE 5 or ARTICLE 6. On or before the last day of the Feasibility Period (and provided that this Agreement has not been terminated by Purchaser), Purchaser shall deposit into escrow with the Escrow Agent the additional sum of Fifty One Thousand and No/100 Dollars ($51,000.00), in cash (the "Additional Deposit"). As used herein, the term "Deposit" shall mean, collectively, the Option Consideration and the Additional Deposit. Purchaser and Seller each approve the form of Escrow Agreement attached as Exhibit D.

            3.1.2 The Escrow Agent shall hold the Deposit and make delivery of the Deposit to the party entitled thereto under the terms hereof. Escrow Agent shall invest the Deposit in an interest-bearing bank account acceptable to Seller and Purchaser at one or more federally insured national banking association(s) or such other investment as jointly directed by Seller and Purchaser should Seller and Purchaser each in their respective sole discretion determine to issue such joint investment instructions to the Escrow Agent, and all interest and income thereon shall become part of the Deposit and shall be remitted to the party entitled to the Deposit, as set forth below.

            3.1.3 If the sale of the Property is closed by the date fixed therefor (or any extension date provided for herein or by the mutual written consent of the parties hereto, given or withheld in their respective sole discretion), monies held as the Deposit shall be applied to the Purchase Price on the Closing Date and the balance of the Purchase Price, less adjustments provided for herein and the outstanding balance of the Seller's Note Obligation after deducting therefrom the sum of all escrows and reserves for taxes and insurance only held by the holder of the Seller's Note Obligation as of the Closing Date, shall be paid by wire transfer to Escrow Agent not later than 2:00 p.m., Houston, Texas time, of the date of the Closing (in immediately available funds), which shall be disbursed by Escrow Agent to Seller in accordance with the instructions provided to Escrow Agent by Seller. If the sale of the Property is not closed by the date fixed therefor (or any such extension date) owing to the termination of this Purchase Contract by Purchaser pursuant to ARTICLE 5,
ARTICLE 6, or Section 9.2.4, the Deposit, less the Option Consideration, shall be returned and refunded to Purchaser. If the sale of the Property is not closed by the date fixed therefor (or any such extension date) owing to the termination of this Purchase Contract pursuant to ARTICLE 13, ARTICLE 15, or owing to the failure of any conditions precedent set forth in Section 9.1, the Deposit shall be returned and refunded to Purchaser. If the sale of the Property is not closed by the date fixed therefor (or any such extension date) owing to the failure of performance by Seller, Purchaser shall be entitled to the remedy elected by it under and as set forth in ARTICLE 12 hereof.

            3.1.4 If the sale of the Property is not closed by the date fixed therefor (or any such extension date) owing to failure of performance by Purchaser, the Deposit shall be forfeited by Purchaser and the sum thereof shall go to Seller forthwith as liquidated damages for the lost opportunity costs and transaction expenses incurred by Seller, as more fully set forth in ARTICLE 12 below.
                                    ARTICLE 4

                                    FINANCING

      4.1 Purchaser assumes full responsibility to expeditiously and diligently initiate and pursue all steps necessary to obtain the funds required for settlement, and Purchaser's acquisition of such funds shall not be a contingency to closing. In no event shall Seller be obligated to prepay the Seller's Note Obligation prior to Closing. Purchaser shall pay any and all amounts or fees due and payable in connection with the prepayment of the Seller's Note Obligation (other than scheduled payments of principal, interest, escrows, and reserves due prior to the Closing Date). Notwithstanding the foregoing, Purchaser may, at its option and at its sole cost and expense, elect to assume the Seller's Note Obligations in lieu of Seller's prepayment (and retirement) thereof, subject to any restrictions on assumption that may be set forth in the documents evidencing or pertaining to the Seller's Note Obligation (the "Loan Documents"). If Purchaser elects to assume the Seller's Note Obligation, Purchaser shall give notice to Seller of its intent to seek "Assumption Approval" (as hereinafter defined) not later than the last day of the Feasibility Period, and shall use commercially reasonable efforts to obtain the approval of the holder of the Seller's Note Obligation to the assumption by Purchaser of the Seller's Note Obligation on the Closing Date, on terms reasonably acceptable to Purchaser, provided that (a) the terms of such assumption shall not require any increase in the rate of interest payable thereunder, any increase in the amount of the payments of principal and interest due thereunder, any decrease in the term of the maturity thereof, or the payment of any costs or fees in excess of one percent (1%) of the outstanding principal amount to be assumed, plus a fee of $2,000.00, plus customary costs of the holder incurred in connection with Purchaser's assumption, such as attorneys' fees and expenses, and (b) Seller and its affiliate guarantor(s) shall be released from all liability with respect to the Seller's Note Obligation effective as of the Closing Date (provided that Seller may waive such condition after notice to it from Purchaser that the holder of the Seller's Note Obligation is unwilling to consent to such release) (the "Assumption Approval"). Seller agrees to cooperate with such efforts. Any and all amounts or fees due and payable in connection with the assumption of the Seller's Note Obligation (other than scheduled payments of principal, interest, escrows, and reserves due prior to the Closing Date) shall be paid by Purchaser.

                                    ARTICLE 5

                               FEASIBILITY PERIOD

      5.1 Subject to the terms of Section 5.3 below, for thirty (30) calendar days following the Effective Date (the "Feasibility Period"), Purchaser, and its agents, contractors, engineers, surveyors, attorneys, and employees ("Consultants") shall have the right from time to time to enter onto the
Property:

            5.1.1 To conduct and make any and all customary studies, tests, examinations and inspections, or investigations of or concerning the Property (including without limitation, engineering and feasibility studies, evaluation of drainage and flood plain, soil tests for bearing capacity and percolation and surveys, including topographical surveys).

            5.1.2 To confirm any and all matters which Purchaser may reasonably desire to confirm with respect to the Property.

5.1.3To ascertain and confirm the suitability of the Property for Purchaser's intended use.

            5.1.4 To review all Materials (as defined in Section 5.5 below) and, at the offices of the Manager located at the Property, to review and copy (at Purchaser's expense) Seller's books and records relating to the Property (other than Seller's proprietary information) and all Leases.

      5.2 Purchaser shall have the right to terminate this Purchase Contract for any reason, or no reason, by giving written Notice to Seller and Escrow Agent on or before 5:00 p.m., Houston, Texas time, on the date of expiration of the Feasibility Period. If Purchaser exercises such right to terminate, this Purchase Contract shall terminate and be of no further force and effect, subject to and except for Purchaser's liability under Section 5.3. If Purchaser fails to provide Seller with written Notice of cancellation prior to the end of the Feasibility Period in strict accordance with the Notice provisions of this Purchase Contract, this Purchase Contract shall remain in full force and effect and Purchaser's obligation to purchase the Property shall be non-contingent and unconditional except only for satisfaction of the conditions expressly stated in this ARTICLE 5 and in ARTICLE 9.

      5.3 Purchaser shall indemnify and hold Seller harmless for any actions taken by Purchaser and its Consultants on the Property. Purchaser shall indemnify, defend (with attorneys selected by Seller) and hold Seller harmless from any and all claims, damages, costs and liability which may arise due to such entries, surveys, tests, investigations and the like. Seller shall have the right, without limitation, to disapprove any and all entries, surveys, tests, investigations and the like that in its reasonable judgment could result in any injury to the Property or breach of any agreement, or expose Seller to any liability, costs, liens or violations of applicable law, or otherwise adversely affect the Property or Seller's interest therein. Purchaser shall exercise commercially reasonable efforts to minimize disruption to the Tenants in connection with Purchaser's or its Consultants' activities pursuant to this Section. No consent by the Seller to any such activity shall be deemed to constitute a waiver by Seller or assumption of liability or risk by Seller. Purchaser hereby agrees to restore the Property to substantially the same condition existing immediately prior to Purchaser's exercise of its rights pursuant to this ARTICLE 5 at Purchaser's sole cost and expense. Purchaser shall maintain commercial general liability insurance with broad form contractual and personal injury liability endorsements with respect to Purchaser's activities on the Property pursuant to this Section 5.3, with coverages of not less than $1,000,000.00 for injury or death to any one person and $3,000,000.00 for injury or death to more than one person and $500,000.00 with respect to property damage, by water or otherwise. The provisions of this Section shall survive the Closing or termination of this Purchase Contract for a period of one (1) year from the Effective Date.

      5.4 Purchaser shall not permit any mechanic's or materialmen's liens or any other liens to attach to the Property by reason of the performance of any work or the purchase of any materials by Purchaser or any other party in connection with any studies or tests conducted by or for Purchaser. Purchaser shall give notice to Seller a reasonable time prior to entry onto the Property, shall deliver to Seller proof of insurance coverage required in Section 5.3 and shall permit Seller to have a representative present during all investigations and inspections conducted with respect to the Property. Purchaser shall take all reasonable actions and implement all protections necessary to ensure that all actions taken in connection with the investigations and inspections of the Property, and all equipment, materials and substances generated, used or brought onto the Property pose no material threat to the safety of persons or the environment and cause no damage to the Property or other property of Seller or other persons. All information made available by Seller to Purchaser in accordance with this Purchase Contract or obtained by Purchaser in the course of its investigations shall be treated as confidential information by Purchaser, and, prior to the purchase of the Property by Purchaser, Purchaser shall use its best efforts to prevent its Consultants, agents and employees from divulging such information to any unrelated third parties except as reasonably necessary to third parties engaged by Purchaser for the limited purpose of analyzing and investigating such information for the purpose of consummating the transaction contemplated by this Purchase Contract, including Purchaser's attorneys and representatives, prospective lenders and engineers.

      5.5 Seller shall deliver to Purchaser within seven (7) calendar days from the Effective Date copies of (a) Seller's form of residential lease agreement used at the Property, (b) all Property Contracts, (c) engineering studies and environmental reports in Seller's possession or control relating to the Property and prepared for Seller by third parties (other than proprietary information of Seller), (d) the Loan Documents (to the extent in Seller's possession), and (e) those items set forth in Schedule 5.4 (collectively, the "Materials"). If the sale of the Property is not closed by the date fixed therefor, Purchaser shall, within five (5) calendar days, return all such Materials to Seller.

                                    ARTICLE 6

                                      TITLE

      6.1 On or before seven (7) calendar days from the Effective Date, Seller shall cause to be delivered to Purchaser (a) a preliminary title report or commitment (the "Title Commitment") prepared by Stewart Title Guaranty Company (the "Title Insurer") to issue an Owner's Policy of Title Insurance (the "Title Policy") insuring title to the Property to be good and indefeasible in the amount of the Purchase Price, subject only to the Permitted Exceptions
(described below) and other liens and encumbrances not constituting objections to title in accordance herewith, together with legible copies of all instruments identified therein as exceptions, and (b) a survey of the Land and Improvements, prepared in accordance with and complying with the minimum requirements of ALTA and complying with all of Mortgagee's survey requirements, in a form, and certified as of a date satisfactory to the Title Insurer to delete standard survey exceptions from the Title Policy, except for any Permitted Exceptions, and (i) showing all improvements, recorded easements (to the extent locatable), set back lines and such other matters shown as exceptions by the Title Commitment; (ii) showing the right of way for all adjacent public streets; (iii) specifically disclosing whether (and, if so, what part of) any of the Property is in an area designated as requiring flood insurance under applicable federal laws regulating lenders; (iv) containing a perimeter legal description of the Property; (v) certified to Purchaser, Mortgagee, Seller and Title Insurer as being true and correct; and (vi) certifying the legal description set forth therein as describing the Property to be purchased by Purchaser pursuant to the terms of this Purchase Contract (the "Survey"). On or before ten (10) days following Purchaser's receipt of the Title Commitment, the documents of record reflected therein, and the Survey, Purchaser shall give written notice (the "Objection Notice") to the attorneys for Seller of any conditions of title subject to which Purchaser is not obligated to take the Property pursuant to the provisions of this Purchase Contract (the "Objections") separately specifying and setting forth each such objection. Seller shall have no obligation to cure any matter set forth in the Objection Notice, but shall extend the Closing Date for up to an additional thirty (30) days to cure any such matter. If Seller gives Purchaser notice (the "Response Notice") that Seller is unable or unwilling to cure any Objection set forth in the Objection Notice, or if Seller fails to or does not give Purchaser a Response Notice, Purchaser may, as its exclusive remedy, elect by written notice to Seller, within five (5) Business Days after the Objection Notice is given, either (a) to accept such title as Seller is able to convey without any reduction or abatement of the Purchase Price, or (b) to terminate this Purchase Contract in which event the Deposit shall be returned to Purchaser. If Purchaser fails to give notice of its election to terminate this Agreement within such five (5) Business Day period, Purchaser shall be deemed to have waived such Objections and to have elected to proceed to close the transactions contemplated by this Purchase Contract.

      6.2 All matters disclosed on the Title Commitment which are not objected to in the Objection Notice as timely delivered or which are waived or deemed waived by Purchaser pursuant to the provisions of Section 6.1 above, the Mortgage, and any matter affecting title to the Property, even though not reflected in the Title Commitment if the Title Insurer will insure Purchaser's title clear of the matter or will insure against the enforcement of such matter, shall be deemed to be Permitted Exceptions, other than unpaid liens for real estate and personal property taxes for years prior to the fiscal year in which the Closing Date occurs and any other matter which Seller is obligated to pay and discharge at the Closing under this Purchase Contract, and the amount thereof chargeable to Seller, plus interest and penalties thereon, if any, shall be deducted from the Purchase Price on the Closing Date and paid to the Title Insurer for the payment of such matters. Purchaser agrees to accept title to the Land and Improvements, so long as the same is indefeasible, and the Deed shall be subject to the Permitted Exceptions.

      6.3 Seller agrees that it shall be responsible for payment of all costs relating to the issuance of the Title Policy, and Purchaser agrees that it shall be solely responsible for payment of all costs, fees and premiums related to all endorsements or amendments thereof.

      6.4 Purchaser acknowledges that Purchaser has been advised by Seller that the Property does not include a tract of land containing approximately 2.392 acres located contiguous to the Property (the "Contiguous Tract"), notwithstanding that Seller has used and maintained the Contiguous Tract in connection with its operation of the Property, that Seller has not paid taxes on the Contiguous Tract and does assert a claim of adverse possession with respect to the Contiguous Tract.

      6.5 Notwithstanding the foregoing, any deeds of trust and/or mortgages (including any and all mortgages which secure the Seller's Note Obligations) against the Property (whether one or more, the "Mortgage") shall not be deemed Permitted Exceptions, whether Purchaser gives written notice of such or not, unless Purchaser elects to assume the Seller's Note Obligation pursuant to the provisons of ARTICLE 4, and, unless assumed by Purchaser pursuant to ARTICLE 4, shall be paid off, satisfied, discharged and/or cured by Seller at or before Closing, provided that Purchaser shall be responsible for the payment of all amounts or fees due and payable in connection with the prepayment of the Seller's Note Obligation (other than scheduled payments of principal interest, escrows and reserves due prior to the Closing Date).

      6.6 Seller covenants that it will not voluntarily create or cause any lien or encumbrance to attach to the Property between the Effective Date and the Closing Date (other than Leases and Property Contracts in the ordinary course of business) provided, however, after the expiration of the Feasibility Period and prior to the Closing Date, all Leases and Property Contracts must be first approved in writing by Purchaser unless (a) such Lease has a term not less than six (6) months nor more than twelve (12) months and a monthly rental and other terms and conditions which are similar to those currently offered to tenants under existing Leases for units of similar size and type, or (b) such Property Contract is terminable on not less than thirty (30) days prior written notice); any such monetary lien or encumbrance so attaching by voluntary act of Seller (hereinafter, a "Voluntary Intervening Lien") shall be discharged by the Seller at or prior to Closing, on the Closing Date, or any extended Closing Date. Except as expressly provided in this ARTICLE 6, Seller shall not be required to undertake efforts to remove any Objection or other lien, encumbrance, security interest, exception, objection or other matter, to make any expenditure of money or institute litigation or any other judicial or administrative proceeding, and Seller may elect not to discharge the same; provided, however, if any lien or encumbrance (other than a Voluntary Intervening Lien) attaches to the Property between the Effective Date of this Purchase Contract and the Closing Date, Seller shall be required to satisfy or discharge said lien or encumbrance at or prior to the Closing.

      6.7 Purchaser shall be responsible for the costs of the Survey and all costs of any changes to the Survey required by Purchaser or the Mortgagee. In connection therewith, Seller advises Purchaser that, as of the Effective Date, the cost of the Survey is $1,200.00. In the event the perimeter legal description of the Property contained in the Survey differs from that contained in the deed or deeds by which Seller took title to the Property, the latter description shall be used in the Deed. Purchaser, at Purchaser's sole cost and expense, may also cause to be prepared an environmental report for the Property.

                                    ARTICLE 7

                                     CLOSING

     7.1 Date, Place Of Closing, Prorations, Delinquent Rent and Closing Costs.

            7.1.1 The Closing shall occur concurrently with the closing of the Related Contract (as defined in Section 7.3) but not earlier than the date which is the later of (a) forty-five (45) days following the expiration of the Feasibility Period, or (b) in the event that Purchaser elects to seek Assumption Approval, ten (10) days after receipt by Purchaser of the Assumption Approval, but in no event later than July 13, 2001, it being agreed by Seller and Purchaser that in the event that the Seller's Note Obligation is to be prepaid in connection with the Closing, the Closing shall occur on the fifteenth (15th) day of a calendar month (or, if such day is not a Business Day, the immediately preceeding Business Day), through an escrow with Escrow Agent. Seller, Purchaser and their attorneys need not be physically present at the Closing and may deliver documents by overnight air courier or other means. If Purchaser seeks Assumption Approval, Purchaser shall provide to Seller written notice of Purchaser's receipt of Assumption Approval not more than three (3) Business Days following the date thereof. Notwithstanding the foregoing, if Purchaser does not receive Assumption Approval on or before 5:00 p.m., Houston, Texas time, of July 3, 2001, Purchaser shall have the right to extend the Closing Date set forth above to August 15, 2001, in which event on or before 12:00 p.m., Houston, Texas time, on the date which is not less than three (3) Business Days prior to the Closing Date, (a) Purchaser shall deliver to Escrow Agent an additional non-refundable deposit in the amount of Fifty Thousand and No/100 Dollars ($50,000.00), which deposit shall become a part of, and be applied in the same manner as, the Deposit, and (b) Purchaser delivers written Notice to Seller that Purchaser is electing to extend the Closing Date pursuant to this Section 7.1.1. If Purchaser seeks to obtain an extension of the Closing date under the Related Contract, Purchaser shall also seek to extend the Closing Date of this Purchase Contract in accordance with this Section 7.1.1.

            7.1.2 The Closing Date may be extended without penalty at the option of Seller to a date not later than thirty (30) days following the Closing Date specified in Section 7.1.1 above to satisfy a condition to Closing to be satisfied by Seller, or such later date as is mutually acceptable to Seller and Purchaser.

            7.1.3  All  normal  and  customarily  proratable  items,  including, without limitation, rents and other income from the Property (including any bonus or other up-front payment made under or in connection with any laundry room lease or contract which is not canceled at or prior to Closing) ("Rents"), operating expenses, personal property taxes and amounts due and payable under the Loan Documents (to the extent the Seller's Note Obligation is assumed by Purchaser), shall be prorated as of the Closing Date, Seller being charged or credited, as appropriate, for all of same attributable to the period up to the Closing Date (and credited for any amounts paid by Seller attributable to the period on or after the Closing Date, if assumed by Purchaser) and Purchaser being responsible for, and credited or charged, as the case may be, for all of same attributable to the period on and after the Closing Date. All unapplied Security Deposits, if any, shall be transferred by Seller to Purchaser at the Closing or Seller shall be given a credit therefor against the Purchase Price, as Seller may elect. Purchaser shall assume at Closing the obligations under the Property Contracts assumed by Purchaser, provided that any payments under the
Property Contracts have been prorated. Any real estate ad valorem or similar taxes for the Property, or any installment of assessments payable in installments which installment is payable in the calendar year of Closing, shall be prorated to the date of Closing, based upon actual days involved. The proration of real property taxes or installments of assessments shall be based upon the assessed valuation and tax rate figures for the year in which the Closing occurs to the extent the same are available; provided, that in the event that actual figures (whether for the assessed value of the Property or for the tax rate) for the year of Closing are not available at the Closing Date, the proration shall be made using figures from the preceding year. The provisions of this Section 7.1.3 shall apply during the Proration Period (as defined below). Rents and all related charges shall be prorated based on actual collections as of the Closing Date.

            7.1.4 If any of the items subject to proration  hereunder  cannot be prorated at the Closing because the information necessary to compute such proration is unavailable, or if any errors or omissions in computing prorations at the Closing are discovered subsequent to the Closing, then such item shall be reapportioned and such errors and omissions corrected as soon as practicable after the Closing Date and the proper party reimbursed, which obligation shall survive the Closing for a period (the "Proration Period") from the Closing Date until one (1) year after the Closing Date. Neither party hereto shall have the right to require a recomputation of a Closing proration or a correction of an error or omission in a Closing proration unless within the Proration Period one of the parties hereto (i) has obtained the previously unavailable information or has discovered the error or omission, and (ii) has given Notice thereof to the other party together with a copy of its good faith recomputation of the proration and copies of all substantiating information used in such recomputation. The failure of a party to obtain any previously unavailable information or discover an error or omission with respect to an item subject to proration hereunder and to give Notice thereof as provided above within the Proration Period shall be deemed a waiver of its right to cause a recomputation or a correction of an error or omission with respect to such item after the Closing Date.

            7.1.5 If on the Closing Date any Tenant is in arrears in any Rent payment under any Tenant lease (the "Delinquent Rent"), any Delinquent Rent received by Purchaser and Seller from such Tenant after the Closing shall be applied to amounts due and payable by such Tenant during the following periods in the following order of priority: (i) first, to the period of time after the Closing Date, and (ii) second, to the period of time before the Closing Date. If Delinquent Rent or any portion thereof received by Seller or Purchaser after the Closing are due and payable to the other party by reason of this allocation, the appropriate sum, less a proportionate share of any reasonable attorneys' fees and costs and expenses expended in connection with the collection thereof, shall be promptly paid to the other party. Any monies received by Seller after Closing shall be forwarded to Purchaser for disbursement in accordance with the order of payment provided herein above. After the Closing, Seller shall continue to have the right, but not the obligation, in its own name, to demand payment of and to collect Delinquent Rent owed to Seller by any Tenant, which right shall include, without limitation, the right to continue or commence legal actions or proceedings against any Tenant (provided, that Seller shall not commence any legal actions or proceedings against any Tenant which continues as a Tenant at the Property after Closing without the prior consent of Purchaser, which will not be unreasonably withheld or delayed), and the delivery of the Assignment as defined in Section 7.2.1.3 shall not constitute a waiver by Seller of such right. Purchaser agrees to cooperate with Seller at no cost or liability to Purchaser in connection with all efforts by Seller to collect such Delinquent Rent and to take all reasonable steps, whether before or after the Closing Date, as may be necessary to carry out the intention of the foregoing, including, without  limitation,  the  delivery  to  Seller,  within  seven (7) days after a written request, of any relevant books and records (including, without limitation, rent statements, receipted bills and copies of tenant checks used in payment of such rent), the execution of any and all consents or other documents, and the undertaking of any act reasonably necessary for the collection of such Delinquent Rent by Seller; provided, however, that Purchaser's obligation to cooperate with Seller pursuant to this sentence shall not obligate Purchaser to terminate any Tenant Lease with an existing Tenant or evict any existing Tenant from the Property. The provisions of this Section 7.1.5 shall apply during the Proration Period.

            7.1.6 Seller shall pay the cost of all transfer taxes (e.g., excise stamp taxes) and Purchaser shall pay the cost of all recording costs with respect to the Closing. Seller and Purchaser shall share equally in the costs of the Escrow Agent for escrow fees but not any other fees and charges of the Title Insurer.

      7.2   Items To Be Delivered Prior To Or At Closing.

            7.2.1 Seller. At Closing, Seller shall deliver to Escrow Agent (for delivery to Purchaser upon the consummation of the Closing), each of the following items, as applicable:

                  7.2.1.1 A Special Warranty Deed in the form attached as Exhibit E (the "Deed"). The acceptance of such deed at Closing, shall be deemed to be full performance of, and discharge of, every agreement and obligation on Seller's part to be performed under this Purchase Contract, except for those that this Purchase Contract specifically provides shall survive Closing.

                  7.2.1.2 A Bill of Sale without recourse or warranty in the form attached as Exhibit F, covering all Property Contracts, Leases, Security Deposits, Permits (other than Excluded Permits) and Fixtures and Tangible Personal Property required to be transferred to Purchaser with respect to such Property. Purchaser shall countersign the same so as to effect an assumption by Purchaser of, among other things, Seller's obligations thereunder.

                  7.2.1.3 An Assignment (to the extent assignable and in force and effect) without recourse or warranty in the form attached as Exhibit G of all of Seller's right, title and interest in and to the Miscellaneous Property Assets, subject to any required consents. Purchaser shall countersign the same so as to effect an assumption by Purchaser, including, without limitation, of Seller's obligations thereunder.

                  7.2.1.4  A closing statement executed by Seller.

                  7.2.1.5 A title affidavit or, at Seller's option, an indemnity, as applicable, in the customary form reasonably acceptable to Seller and Title Insurer to enable Title Insurer to delete the standard exceptions to the title insurance policy to be issued pursuant to the Title Commitment (the "Title Policy") (other than matters constituting any Permitted Exceptions and matters which are to be completed or performed post-Closing); provided that such affidavit does not subject Seller to any greater liability, or impose any additional obligations, other than as set forth in this Purchase Contract.

                  7.2.1.6  A  certification  of  Seller's   non-foreign   status
pursuant to Section 1445 of the Internal Revenue Code of 1986, as amended.

                  7.2.1.7 Except for the items expressly listed above to be delivered at Closing, delivery of any other required items shall be deemed made by Seller to Purchaser, if Seller leaves such documents at the Property in their customary place of storage or in the custody of Purchaser's representatives.

                  7.2.1.8  Evidence   that  the   Management Agreement  has been
terminated.

                  7.2.1.9 A rent roll for the Property, updated to a date not earlier than five (5) days prior to the Closing Date and certified by Seller but limited to Seller's knowledge, listing the monthly base rent payable, lease expiration date and unapplied Security Deposits for each Lease.

                  7.2.1.10 Resolutions, certificates of good standing, and such other organizational documents as Title Insurer shall reasonably require evidencing Seller's authority to consummate this transaction.

                  7.2.1.11 To the extent in Seller's possession or control, originals or copies of the Leases, Property Contracts, Permits (other than Excluded Permits), lease files, warranties, guaranties, operating manuals, keys to the Property and Seller's books and records (other than proprietary information) regarding the Property.

            7.2.2 Purchaser. At Closing, Purchaser shall deliver to the Title Company (for disbursement to Seller upon the Closing) the following items with respect to the Property being conveyed at such Closing:

                  7.2.2.1 The full Purchase Price as required by ARTICLE 3 hereof, minus the then outstanding amount of the Seller's Note Obligation, plus any fees or penalties necessary to assume the Seller's Note Obligation, and plus or minus the adjustments or prorations required by this Purchase Contract. If at Closing there are any liens or encumbrances on the Property that Seller is obligated or elects to pay and discharge, Seller may use any portion of the Purchase Price for the Property(s) to satisfy the same, provided that Seller shall have delivered to Title Company, on such Closing instruments in recordable form sufficient to satisfy such liens and encumbrances of record (or, as to any mortgages or deeds of trust, appropriate payoff letters, acceptable to the Title Insurer), together with the cost of recording or filing such instruments. The existence of any such liens or encumbrances shall not be deemed objections to title if Seller shall comply with the foregoing requirements.

                  7.2.2.2  A closing statement executed by Purchaser.

                  7.2.2.3 A countersigned counterpart of the Bill of Sale in the form attached as Exhibit F.

                  7.2.2.4 A countersigned counterpart of the Assignment in the form attached as Exhibit G.

                  7.2.2.5 Such instruments, documents, certificates and opinions of counsel as are required to be delivered by Purchaser incident to obtainment of Assumption Approval, if applicable, or which otherwise evidence the satisfaction of all conditions precedent to the Assumption Approval (if applicable), including but not limited to the release of Seller and its affiliate guarantor(s) from all liability under the Loan Documents, have been satisfied.

                  7.2.2.6 Such other instruments, documents or certificates as are required to be delivered by Purchaser to Seller in accordance with any of the other provisions of this Purchase Contract.

            7.2.3 Notice to Tenants. At Closing, Seller and Purchaser shall execute and deliver a letter, dated as of the date of Closing and addressed to all Tenants, informing such Tenants of the transfer of the Property and the assignment of the Leases to Purchaser, together with an instruction to pay all amounts due or to become due under the Leases to Purchaser, including an acknowledgment by Purchaser of receipt of all security deposits (specifying the exact dollar amount of the security deposit) and that Purchaser is responsible for the Tenant's security deposit, and in compliance with Section 92.105 of the Texas Property Code. The letter shall be in the form of Exhibit H attached hereto.

            7.3 Related Purchase Contracts. Contemporaneously with the execution of this Purchase Contract, Purchaser is entering into a separate purchase contract (the "Related Contract") to purchase the additional properties listed on Schedule 7.3 (the "Related Property") from the seller listed on Schedule 7.3 (the "Related Seller"). Notwithstanding that separate contracts are being entered into for the sale and purchase of the Property and the Related Property, it is the intent of Seller and Purchaser that the Property and the Related Property be purchased, and the closing of such sales and purchases occur, concurrently. Accordingly, in the event that the Related Contract is terminated or cancelled by Purchaser for any reason, or if Purchaser shall be in default under the Related Contract for any reason, then Seller shall have the right, but not the obligation, to terminate this Purchase Contract, and Seller shall have the right to delivery of the Deposit pursuant to the provisions of ARTICLE 12 hereof; otherwise, Purchaser shall have the right to a return of the Deposit unless Seller is otherwise entitled to the delivery thereof (or portion thereof) pursuant to the other provisions of this Purchase Contract. In the event that Related Seller shall be in default under any purchase contract for a Related Property, Purchaser shall have the right, but not the obligation, to terminate this Purchase Contract, and Purchaser shall have the right to a return of the Deposit or to otherwise treat such default as a default under this Purchase Contract in accordance with the provisions of ARTICLE 12 hereof. Any default under a purchase contract between Purchaser and any Related Seller for the purchase of a Related Property shall be deemed a default under this Purchase Contract unless expressly waived in writing by the non-defaulting party.
                                    ARTICLE 8

         REPRESENTATIONS, WARRANTIES AND COVENANTS OF SELLER AND PURCHASER

      8.1   Representations, Warranties and Covenants Of Seller.

            8.1.1 For the purpose of inducing Purchaser to enter into this Purchase Contract and to consummate the sale and purchase of the Property in accordance herewith, Seller represents and warrants to Purchaser the following as of the Effective Date and as of the Closing Date:

                  8.1.1.1 Seller is lawfully and duly organized, and, if applicable, in good standing under the laws of the state of its formation set forth in the initial paragraph of this Purchase Contract; and has or at the Closing shall have the power and authority to sell and convey the Property and to execute the documents to be executed by Seller and prior to the Closing will have taken as applicable, all corporate, partnership, limited liability company or equivalent entity actions required for the execution and delivery of this Purchase Contract, and the consummation of the transactions contemplated by this Purchase Contract; provided, however, that if this representation is or becomes untrue, Purchaser's remedies shall be limited to the right to terminate this Purchase Contract and receive a return of the Deposit, and Seller shall have no other liability as a result thereof, either before or after the Closing. The compliance with or fulfillment of the terms and conditions hereof will not conflict with, or result in a breach of, the terms, conditions or provisions of, or constitute a default under, any contract to which Seller is a party or by which Seller is otherwise bound. Seller has not made any other contract for the sale of, or given any other person the right to purchase, all or any part of any of the Property.

                  8.1.1.2 Seller owns indefeasible fee title to the Property, including all real property contained therein required to be sold to Purchaser, subject only to the Permitted Exceptions (provided, however, that if this representation is or becomes untrue other than through a voluntary act of Seller, Purchaser's remedies shall be limited to the right to terminate this Purchase Contract within five (5) days of receipt by Purchaser from the Title Insurer of such information and receive a return of the Deposit, less the Option Consideration, and Seller shall have no other liability as a result thereof.

                  8.1.1.3 There are no adverse or other parties in possession of the Property, except for occupants, guests and tenants under the Leases (provided, however, that if this representation is or becomes untrue (other than through a voluntary act of Seller), Purchaser's remedies shall be limited to the right to terminate this Purchase Contract as provided in Section 6.1 and receive a return of the Deposit, and Seller shall have no other liability as a result thereof, either before or after Closing).

                  8.1.1.4 The joinder of no person or entity other than Seller is necessary to convey the Property, fully and completely, to Purchaser at Closing, or to fulfill Seller's obligations under this Purchase Contract, and Seller has all necessary right and authority to convey and assign to Purchaser all contract rights and warranties required to be conveyed and assigned to Purchaser hereunder.

                  8.1.1.5 Purchaser has no duty to collect withholding taxes for Seller pursuant to the Foreign Investors Real Property Tax Act of 1980, as amended.

                  8.1.1.6  To   Seller's   knowledge,   there  are  no  actions,
proceedings, litigation or governmental investigations or condemnation actions either pending or threatened against the Property, as applicable.

                  8.1.1.7 Seller has no knowledge of any claims for labor performed, materials furnished or services rendered in connection with constructing, improving or repairing any of the Property, as applicable, caused by Seller and which remain unpaid beyond the date for which payment was due and in respect of which liens may or could be filed against any of the Property, as applicable.

                  8.1.1.8 To Seller's knowledge, Seller has not received any written notice of any proposed taking, condemnation or special assessment with respect to the Property.

                  8.1.1.9 To Seller's knowledge, Seller has not received any written notice of any uncured violations of any federal, state, county or municipal law, ordinance, order, regulation or requirement affecting the Property.

                  8.1.1.10 To Seller's knowledge, Seller has not received any written notice of any default by Seller under any of the Property Contracts that will not be terminated on the Closing Date.

                  8.1.1.11 Until the Closing Date, Seller agrees to (a) maintain its existing insurance policies covering the Property in full force and effect through the Closing Date, (b) continue to maintain the Property in substantially the same manner as Seller has been operating the Property immediately prior to the Effective Date, and (c) cause any of the units on the Property that are vacant as of three days prior to the Closing Date to be in "make ready" condition on the Closing Date.

                  8.1.1.12 To Seller's knowledge, all documents relating to the Property that are delivered by Seller to Purchaser in connection with this Purchase Contract, are true, correct and complete in all material respects, and none contain any untrue statement of a material fact or omit to state a material fact.

            8.1.2 Except for the  representations  and warranties  expressly set forth above in Subsection 8.1.1, the Property is expressly purchased and sold "AS IS," "WHERE IS," and "WITH ALL FAULTS." The Purchase Price and the terms and conditions set forth herein are the result of arm's-length bargaining between entities familiar with transactions of this kind, and said price, terms and conditions reflect the fact that Purchaser shall have the benefit of, and is not relying upon any information provided by Seller or "Broker" (as hereinafter defined) or statements, representations or warranties, express or implied, made by or enforceable directly against Seller or Broker, including, without limitation, any relating to the value of the Property, the physical or environmental condition of the Property, any state, federal, county or local law, ordinance, order or permit; or the suitability, compliance or lack of compliance of the Property with any regulation, or any other attribute or matter of or relating to the Property (other than any covenants of title contained in the Deed and the representations set forth in this ARTICLE 8). If Seller provides or has provided any documents, summaries, opinions or work product of consultants, surveyors, architects, engineers, title companies, governmental authorities or any other person or entity with respect to the Property, including, without limitation, the offering prepared by Broker, Purchaser and Seller agree that Seller has done so or shall do so only for the convenience of both parties, Purchaser shall not rely thereon and the reliance by Purchaser upon any such documents, summaries, opinions or work product shall not create or give rise to any liability of or against Seller, Seller's partners or affiliates or any of their respective partners, officers, directors, participants, employees, contractors, attorneys, consultants, representatives, agents, successors, assigns or predecessors-in-interest. Purchaser acknowledges and agrees that no representation has been made and no responsibility is assumed by Seller with respect to current and future applicable zoning or building code requirements or the compliance of the Property with any other laws, rules, ordinances or regulations, the financial earning capacity or expense history of the Property, the continuation of contracts, continued occupancy levels of the Property, or any part thereof, or the continued occupancy by tenants of any Leases or, without limiting any of the foregoing, occupancy at Closing. Prior to Closing, Seller shall have the right, but not the obligation, to enforce its rights against any and all Property occupants, guests or tenants. Except as otherwise set forth herein, Purchaser agrees that the departure or removal, prior to Closing, of any of such guests, occupants or tenants shall not be the basis for, nor shall it give rise to, any claim on the part of Purchaser, nor shall it affect the obligations of Purchaser under this Purchase Contract in any manner whatsoever; and Purchaser shall close title and accept delivery of the deed with or without such tenants in possession and without any allowance or reduction in the Purchase Price under this Purchase Contract. Purchaser hereby releases Seller from any and all claims and liabilities relating to the foregoing matters.

            8.1.3 Seller agrees that Purchaser shall be entitled to rely on the foregoing representations and warranties made by Seller herein and that Purchaser has so relied. Seller and Purchaser agree that those representations and warranties contained in Section 8.1 shall survive Closing for a period of one (1) year (the "Survival Period"). Seller shall have no liability after the Survival Period with respect to the representations and warranties contained herein except to the extent that Purchaser has provided written Notice to Seller during the Survival Period for breach of any representation or warranty. In the event that Seller breaches any representation contained in Section 8.1 and Purchaser had knowledge of such breach prior to the Closing Date, Purchaser shall be deemed to have waived any right of recovery, and Seller shall not have any liability in connection therewith.

            8.1.4 Representations and warranties above made to the knowledge of Seller shall not be deemed to imply any duty of inquiry. For purposes of this Purchase Contract, the term Seller's "knowledge" shall mean and refer to only actual knowledge of the Designated Representative (as hereinafter defined) of the Seller and shall not be construed to refer to the knowledge of any other partner, officer, director, agent, employee or representative of the Seller, or any affiliate of the Seller, or to impose upon such Designated Representative any duty to investigate the matter to which such actual knowledge or the absence thereof pertains, or to impose upon such Designated Representative any individual personal liability. As used herein, the term Designated Representative shall refer to (a) Harry Alcock, or (b) Jodi Battise, of Manager.

      8.2   Representations And Warranties Of Purchaser

            8.2.1 For the purpose of inducing Seller to enter into this Purchase Contract and to consummate the sale and purchase of the Property in accordance herewith, Purchaser represents and warrants to Seller the following as of the Effective Date and as of the Closing Date:

                  8.2.1.1 Purchaser is a corporation duly organized, validly existing and in good standing under the laws of Texas.

                  8.2.1.2 Purchaser, acting through any of its or their duly empowered and authorized officers or members, has all necessary power and authority to own and use its properties and to transact the business in which it is engaged, and has full power and authority to enter into this Purchase Contract, to execute and deliver the documents and instruments required of Purchaser herein, and to perform its obligations hereunder; and no consent of any of Purchaser's officers or members are required to so empower or authorize Purchaser.

                  8.2.1.3 No pending or, to the knowledge of Purchaser, threatened litigation exists which if determined adversely would restrain the consummation of the transactions contemplated by this Purchase Contract or would declare illegal, invalid or non-binding any of Purchaser's obligations or covenants to Seller.

                  8.2.1.4 Purchaser is duly authorized to execute and deliver, acting through its duly empowered and authorized officers and perform this
Purchase Contract and all documents and instruments and transactions contemplated hereby or incidental hereto, and such execution, delivery and performance by Purchaser does not (i) violate any of the provisions of its certificate of incorporation or bylaws, (ii) violate any provision of any law, governmental rule or regulation currently in effect, (iii) violate any judgment, decree, writ, injunction, award, determination or order currently in effect that names or is specifically directed at Purchaser or its property, and (iv) require the consent, approval, order or authorization of, or any filing with or notice to, any court or other governmental authority.

                  8.2.1.5 The joinder of no person or entity other than Purchaser is necessary to consummate the transactions to be performed by Purchaser and Purchaser has all necessary right and authority to perform such acts as are required and contemplated by this Purchase Contract.

            8.2.2 Purchaser has not dealt with any broker, finder or any other person, in connection with the purchase of or the negotiation of the purchase of the Property that might give rise to any claim for commission against Seller or lien or claim against the Property.

            8.2.3  Seller  will   cooperate  with  Purchaser  in  obtaining  the
Assumption Approval, if applicable.


                                    ARTICLE 9

                         CONDITIONS PRECEDENT TO CLOSING

      9.1 Without limiting any of the rights of Purchaser elsewhere provided for in this Purchase Contract, Purchaser's obligation to close under this Purchase Contract, shall be subject to and conditioned upon the fulfillment of each and all of the following conditions precedent:

            9.1.1 All of the documents required to be delivered by Seller to Purchaser at the Closing pursuant to the terms and conditions hereof shall have been delivered and shall be in form and substance reasonably satisfactory to Purchaser.

            9.1.2 Seller's representations and warranties set forth in this Purchase Contract shall have been true and correct in all material respects as of the Effective Date, and shall be true and correct in all material respects on the Closing Date as though such representations and warranties were made at and as of such date and time (and Purchaser shall be permitted to perform an inspection of the Property immediately prior to the Closing Date to verify same).

            9.1.3 Seller shall have fully complied with, fulfilled and performed in all material respects, each of the covenants, terms, conditions, and other obligations in this Purchase Contract to be performed or complied with or fulfilled by Seller at or prior to Closing.

            9.1.4 Neither Seller nor Seller's general partner shall be a debtor in any bankruptcy proceeding or shall have been in the last 6 months a debtor in any bankruptcy proceeding.

            9.1.5 A taking of all or any part of the Property must not have been commenced or threatened in writing.

            9.1.6 The actual occupancy level of the Property shall not have decreased by more than ten percent (10%) from the actual occupancy level on the Effective Date.

            9.1.7 Notwithstanding anything to the contrary, there are no other conditions on Purchaser's obligation to Close except as expressly set forth above. If any of the above conditions is not satisfied, then notwithstanding anything to the contrary contained in this Purchase Contract, Purchaser may, at its option (a) extend the Closing Date to permit satisfaction of such condition,
(b) waive such condition and proceed to Closing and accept title to the Property with an agreed-upon offset or deduction from the Purchase Price (assuming Seller and Purchaser can agree upon such offset or deduction amount, and neither party has any obligation to come to an agreement), (c) waive such condition and proceed to Closing and accept title to the Property without any offset or deduction from the Purchase Price, or (d) notify Seller of Purchaser's election to terminate this Purchase Contract and receive a return of the Deposit from the Escrow Agent.

            9.1.9 There shall not be pending or, to the knowledge of either Purchaser or Seller, any litigation or threatened litigation which, if determined adversely, would restrain the consummation of any of the transactions contemplated by this Purchase Contract or declare illegal, invalid or nonbinding any of the covenants or obligations of the Seller.

      9.2 Without limiting any of the rights of Seller elsewhere provided for in this Purchase Contract, Seller's obligation with respect to the conveyance of the Property and to close under this Purchase Contract shall be subject to and conditioned upon the fulfillment of each and all of the following conditions precedent:

            9.2.1 Purchaser's representations and warranties set forth in this Purchase Contract shall have been true and correct in all material respects when made, and shall be true and correct in all material respects on the Closing Date and as of the Effective Date as though such representations and warranties were made at and as of such date and time.

            9.2.2 Purchaser shall have fully complied with, fulfilled and performed in all material respects, each of the covenants, terms, conditions, and other obligations in this Purchase Contract to be performed or complied with or fulfilled by Purchaser at or prior to Closing, including, without limitation, payment in full of the Purchase Price.

            9.2.3 There shall not be pending or, to the knowledge of either Purchaser or Seller, any litigation or threatened litigation which, if determined adversely, would restrain the consummation of any of the transactions contemplated by this Purchase Contract or declare illegal, invalid or nonbinding any of the covenants or obligations of the Purchaser.

            9.2.4 Seller and its key principals shall be released from all liability with respect to the Seller's Note Obligation, if Purchaser elects to assume the Seller's Note Obligation, except to the extent this condition is waived by Seller pursuant to the provisions of Section 4.1

            9.2.5 Notwithstanding anything to the contrary, there are no other conditions on Seller's obligation to Close except as expressly set forth above. If any of the above conditions is not satisfied, then notwithstanding anything to the contrary contained in this Purchase Contract, Seller may, at its option
(a) extend the Closing Date to permit satisfaction of such condition, (b) waive such condition and proceed to Closing, or (c) notify Purchaser of Seller's election to terminate this Purchase Contract and receive the Deposit from the Escrow Agent (which Seller shall retain as liquidated damages, as its sole and exclusive remedy hereunder, in accordance with the provisions of ARTICLE 12 hereof.
                                   ARTICLE 10

                                    BROKERAGE

      10.1 Seller represents and warrants to Purchaser that it has dealt only with Art Wadlund of Hendricks & Partners ("Broker") in connection with this Purchase Contract. Purchaser acknowledges that Broker represents Seller only and does not represent Purchaser in connection with this Purchase Contract. Seller and Purchaser each represents and warrants to the other that, other than Broker, it has not dealt with or utilized the services of any other real estate broker, sales person or finder in connection with this Purchase Contract, and each party agrees to indemnify the other party from and against all claims for brokerage commissions and finder's fees arising from or attributable to the acts or omissions of the indemnifying party.

      10.2 Seller agrees to pay Broker a commission according to the terms of a separate agreement. Broker shall not be deemed a party or third party beneficiary of this Purchase Contract.

      10.3 Broker assumes no responsibility for the condition of the Property or representation for the performance of this Purchase Contract by the Seller or Purchaser.

      10.4 The Texas Real Estate License Act requires written notice to Purchaser from any licensed real estate broker or salesman who is to receive a commission from Purchaser that Purchaser should have an attorney of its own selection examine an abstract of title to the property being acquired or that Purchaser should be furnished with or should obtain a title insurance policy. Notice to that effect is, therefore, hereby given to Purchaser on behalf of Broker.
                                   ARTICLE 11

                                   POSSESSION

      11.1 Possession of the Property subject to the Permitted Exceptions shall be delivered to Purchaser at the Closing, subject to Purchaser's earlier right of entry for inspection as set forth in ARTICLE 5.
                                   ARTICLE 12

                              DEFAULTS AND REMEDIES

      12.1 In the event (a) Purchaser terminates this Purchase Contract for any reason other than pursuant to (i) ARTICLE 5, (ii) ARTICLE 6, or (iii) Seller's inability to convey title pursuant hereto, or (b) Purchaser defaults hereunder on or prior to the Closing Date, and consummation of the Closing does not occur by reason of such termination or default by Purchaser (and not by reason of Seller's default hereunder), Seller and Purchaser agree that it would be impractical and extremely difficult to estimate the damages which Seller may suffer. Therefore, Seller and Purchaser hereby agree that, except for the Purchaser's obligations to Seller under Section 5.3, the reasonable estimate of the total net detriment that Seller would suffer in the event that Purchaser so terminates this Purchase Contract or defaults hereunder on or prior to the Closing Date is and shall be, as Seller's sole and exclusive remedy (whether at law or in equity), the right to receive from the Escrow Agent and retain the full amount of the Deposit. The payment of the Deposit as liquidated damages is not intended as a forfeiture or penalty within the meaning of applicable law and is intended to settle all issues and questions about the amount of damages suffered by Seller in the applicable event, except only for damages under
Section 5.3 above, irrespective of the time when the inquiry about such damages may take place. Upon any such failure by Purchaser hereunder, this Purchase Contract shall be terminated, and neither party shall have any further rights or obligations hereunder, each to the other, except for the Purchaser's obligations to Seller under Section 5.3 above, and the right of Seller to collect the Deposit as liquidated damages.

      12.2 Provided that Purchaser has not terminated this Purchase Contract and is not otherwise in default hereunder, if the Closing does not occur as a result of Seller's default hereunder (which shall not include Seller's inability to convey title [other than through a voluntary act of Seller]), the inaccuracy of either of Seller's representations and warranties set forth in Sections 8.1.1.2 or 8.1.1.3, the inaccuracy of either or both of Seller's representations and warranties set forth in Sections 8.1.1.1 or 8.1.1.4 due to Seller's inability to obtain any necessary consent or approval prior to the Closing Date (as the same may be extended pursuant to the provisions hereof), Purchaser's sole remedy shall be to elect to either (a) terminate this Purchase Contract and receive reimbursement of the Deposit or (b) enforce specific performance of this Purchase Contract; provided, however, that in the event Purchaser is unable to enforce the remedy of specific performance after using commercially reasonable efforts to seek to enforce such remedy, then in lieu of obtaining specific performance, Purchaser shall have the right to bring suit for damages against Seller in an amount not to exceed $102,000.00 in addition to receiving reimbursement of the Deposit.
                                   ARTICLE 13

                            RISK OF LOSS OR CASUALTY

      13.1 In the event that the Property is damaged or destroyed by fire or other casualty after the Effective Date but prior to Closing, and the cost of repair is more than $300,000, then Seller will have no obligation to repair such damage or destruction and, at Purchaser's option, this Agreement shall terminate and the Deposit shall be returned to Purchaser. In the event Purchaser elects not to terminate this Agreement, this transaction shall be closed in accordance with the terms of this Agreement, notwithstanding any such damage or destruction, and Purchaser shall receive, at Closing all insurance proceeds pertaining thereto (plus a credit against the Purchase Price in the amount of any deductible payable by Seller in connection therewith), but only to the extent the damage or destruction has not been repaired by Seller out of the insurance proceeds.

      13.2 In the event that the Property is damaged or destroyed by fire or other casualty after the Effective Date but prior to the Closing, and the cost of repair is less than $300,000, this transaction shall be closed in accordance with the terms of this Agreement, notwithstanding the damage or destruction; provided, however, Seller shall make such repairs if they can be reasonably effected before the Closing. If Seller is unable to effect such repairs, then Purchaser shall receive at Closing all insurance proceeds pertaining thereto which have not been expended by Seller on repairs (or designated for repairs in process but incomplete) to the date of Closing (plus a credit against the Purchase Price in the amount of any deductible payable by Seller in connection therewith).
                                   ARTICLE 14

                           LEAD-BASED PAINT DISCLOSURE

      [Intentionally Omitted.]
                                   ARTICLE 15

                                 EMINENT DOMAIN

      15.1 In the event that at the time of Closing all or any part of the Property is (or has previously been) acquired, or is about to be acquired, by authority of any governmental agency in purchase in lieu thereof (or in the event that at such time there is any notice of any such acquisition or intent to acquire by any such governmental agency), Purchaser shall have the right, at Purchaser's option, to terminate this Purchase Contract by giving written Notice within Fifteen (15) days of Purchaser's receipt from Seller of notice of the occurrence of such event and recover the Deposit, or to settle in accordance with the terms of this Purchase Contract for the full Purchase Price and receive the full benefit or any condemnation award.
                                   ARTICLE 16

                                  MISCELLANEOUS

      16.1  Exhibits And Schedules

      All Exhibits and Schedules, whether or not annexed hereto, are a part of this Purchase Contract for all purposes.

      16.2  Assignability

      Subject to Section 16.18, this Purchase Contract is not assignable without first obtaining the prior written approval of the non-assigning party, except that Purchaser may assign all or an undivided interest in this Purchaser Contract to one or more entities so long as (i) Chowdary Yalamanchili is the president or manager of the purchasing entity(ies) and (ii) Purchaser is not released from its liability hereunder.

      16.3  Binding Effect

      This Purchase Contract shall be binding upon and inure to the benefit of Seller and Purchaser, and their respective successors, heirs and permitted assigns.

      16.4  Captions

      The captions, headings, and arrangements used in this Purchase Contract are for convenience only and do not in any way affect, limit, amplify, or modify the terms and provisions hereof.

      16.5  Number And Gender Of Words

      Whenever herein the singular number is used, the same shall include the plural where appropriate, and words of any gender shall include each other gender where appropriate.

      16.6  Notices

      All Notices, demands, requests and other communications required pursuant to the provisions of this Purchase Contract ("Notice") shall be in writing and shall be deemed to have been properly given or served for all purposes (i) if sent by Federal Express or a nationally recognized overnight carrier for next Business Day delivery, on the first Business Day following the date of deposit of such Notice with such carrier, or (ii) if personally delivered, on the actual date of delivery or (iii) if mailed in the United States mail, postage prepaid, registered or certified mail, return receipt requested, on the third (3rd) Business Day following the date of mailing, or (iv) if sent by telecopier, then on the actual date of delivery (as evidenced by a telecopier confirmation) provided that a copy of the telecopy and confirmation is also sent by U.S. mail, addressed as follows:

            If to Seller:                     If to Purchaser:

            Houston Pines, Ltd.               CNC Investments, Inc.
            2000 South Colorado Boulevard     4420 FM 1960 West
            Tower Two, Suite 2-1000           Suite 224
            Denver, Colorado 80222            Houston, Texas 77068
            Attn:  Mr. Harry Alcock           Attn: Mr. Chowdary Yalamanchili
            Telephone No. (303) 691-4344      Telephone No. (281) 444-1585
            Facsimile No. (303) 691-5662      Facsimile No. (281) 444-1538

                  And                               With a copy to

            Houston Pines, Ltd.               Wilson Cribbs Goren & Flaum
            2000 South Colorado Boulevard     2200 Lyric Center
            Tower Two, Suite 2-1000           440 Louisiana, Suite 2200
            Denver, Colorado 80222            Houston, Texas 77002
            Attn:  Mr. Pat Stucker            Attn: Mr. Abe Goren
            Telephone No. (303) 691-4321      Telephone No. (713) 222-9000
            Facsimile No. (303) 692-0786      Facsimile No. (713) 229-8824

                  With a copy to

            Jackson Walker L.L.P.
            112 E. Pecan
            Suite 2100
            San Antonio, Texas 78205
            Attn:  Ms. Eileen E. Scherlen
            Telephone No. (210) 978-7784
            Facsimile No. (210) 978-7790

      Any of the parties may designate a change of address by Notice in writing to the other parties. Whenever in this Purchase Contract the giving of Notice by mail or otherwise is required, the giving of such Notice may be waived in writing by the person or persons entitled to receive such Notice.

      16.7  Governing Law And Venue

      The laws of the State in which the Land is located shall govern the validity, construction, enforcement, and interpretation of this Purchase
Contract, unless otherwise specified herein except for the conflict of laws provisions thereof. All claims, disputes and other matters in question arising out of or relating to this Purchase Contract, or the breach thereof, shall be decided by proceedings instituted and litigated in a court for the district in which the Property is situated, and the parties hereto expressly consent to the venue and jurisdiction of such court.

      16.8  Entirety And Amendments

      This Purchase Contract embodies the entire Purchase Contract between the parties and supersedes all prior purchase contracts and understandings, if any, relating to the Property, and may be amended or supplemented only by an instrument in writing executed by the party against whom enforcement is sought.

      16.9  Severability

      If any provision of this Purchase Contract is held to be illegal, invalid, or unenforceable under present or future laws, such provision shall be fully severable. The Purchase Contract shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part of this Purchase Contract; and the remaining provisions of this Purchase Contract shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance from this Purchase Contract.

      16.10 Multiple Counterparts

      This  Purchase   Contract  may  be  executed  in  a  number  of  identical
counterparts. If so executed, each of such counterparts is to be deemed an original for all purposes and all such counterparts shall, collectively, constitute one Purchase Contract. In making proof of this Purchase Contract, it shall not be necessary to produce or account for more than one such counterpart.

      16.11 Further Acts

      In addition to the acts and deeds recited herein and contemplated and performed, executed and/or delivered by Seller and Purchaser, Seller and Purchaser agree to perform, execute and/or deliver or cause to be performed, executed and/or delivered any and all such further acts, deeds, and assurances as may be necessary to consummate the transactions contemplated hereby.

      16.12 Construction

      No provision of this Purchase Contract shall be construed in favor of, or against, any particular party by reason of any presumption with respect to the drafting of this Purchase Contract; both parties, being represented by counsel, having fully participated in the negotiation of this instrument.

      16.13 Confidentiality

      Purchaser and/or Seller shall not disclose the terms and conditions contained in this Purchase Contract, shall keep the same confidential, provided that Purchaser and/or Seller may disclose the terms and conditions of this Purchase Contract (i) as required by law, (ii) to consummate the terms of this Purchase Contract, or any financing relating thereto, or (iii) to Purchaser's and/or Seller's lenders, attorneys and accountants. Any information provided by Seller to Purchaser under the terms of this Purchase Contract is for informational purposes only. In providing such information to Purchaser, Seller makes no representation or warranty, express, written, oral, statutory, or implied, and all such representations and warranties are hereby expressly excluded. Purchaser shall not in any way be entitled to rely upon the accuracy of such information. Such information is also confidential and Purchaser shall be prohibited from making such information public to any other person or entity other than its agents and legal representatives, without Seller's prior written authorization, which may be granted or denied in Seller's sole discretion.

      16.14 Time Of The Essence

      It is expressly agreed by the parties hereto that time is of the essence with respect to this Purchase Contract.

      16.15 Cumulative Remedies And Waiver

      No remedy herein conferred or reserved is intended to be exclusive of any other available remedy or remedies herein conferred or referred except as expressly stated otherwise, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Purchase Contract. No delay or omission to exercise any right or power accruing upon any default, omission, or failure of performance hereunder shall impair any right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient. No waiver, amendment, release, or modification of this Purchase Contract shall be established by conduct, custom, or course of dealing.

      16.16 Litigation Expenses

      In the event either party hereto commences litigation against the other to enforce its rights hereunder, the prevailing party in such litigation shall be entitled to recover from the non-prevailing party its reasonable attorneys' fees and expenses incidental to such litigation.

      16.17 Time Periods

      Should the last day of a time period fall on a weekend or legal holiday, the next Business Day thereafter shall be considered the end of the time period.

      16.18 Exchange

      At the exchanging party's sole cost and expense, Seller and/or Purchaser may structure and consummate the sale and/or purchase of the Property as part of a like-kind exchange (an "Exchange") intended to qualify under ss. 1031 of the Internal Revenue Code of 1986, as amended, provided that: (a) the Closing shall not be delayed or affected by reason of an Exchange; (b) Seller and/or Purchaser shall effect an Exchange through an assignment of this Agreement, and its rights under this Agreement, to a qualified intermediary; and (c) Seller and/or Purchaser shall not be required to take an assignment of the agreement relating to the exchange property or be required to acquire or hold title to any real property for purposes of consummating the other party's Exchange. Seller and/or Purchaser shall cooperate fully and promptly with the other party's conduct of the Exchange, provided that all costs and expenses generated in connection with the Exchange shall be borne solely by the exchanging party. If Seller and/or Purchaser uses a qualified intermediary to effectuate the Exchange, any assignment of the rights or obligations of Seller and/or Purchaser hereunder shall not relieve, release or absolve its obligations to the other party. Seller and/or Purchaser shall indemnify and hold harmless the other party from and against any and all liability arising from and out of their respective Exchanges.

16.19 No Personal Liability of Officers, Trustees or Directors of Seller's Partners

      Purchaser acknowledges that this Agreement is entered into by Seller which is a Delaware limited partnership, and Purchaser agrees that no individual officer, trustee, director or representative of the partners of Seller shall have any personal liability under this Agreement or any document executed in connection with the transactions contemplated by this Agreement.

     16.20 No Personal Liability of Officers, Trustees or Directors of Purchaser

      Seller acknowledges that this Agreement is entered into by Purchaser which is a Texas corporation and Seller agrees that no individual officer, trustee, director or representative of Purchaser shall have any personal liability under this Agreement or any document executed in connection with this Agreement.

      16.21 No Exclusive Negotiations

      Seller shall have the right, at all times, to solicit backup offers and enter into discussions, negotiations, or any other communications concerning or related to the sale of the Property with any third-party; provided, however, that such communications are subject to the terms of this Agreement, and that Seller shall not enter into any contract or binding agreement with a third-party for the sale of the Property unless such agreement is contingent on the termination of this Agreement without the Property having been conveyed to Purchaser.

      16.22 DTPA WAIVER.

      IT IS THE INTENT OF SELLER AND PURCHASER THAT THE RIGHTS AND REMEDIES WITH RESPECT TO THE TRANSACTION CONTEMPLATED BY THIS AGREEMENT SHALL BE GOVERNED BY LEGAL PRINCIPLES OTHER THAN THE TEXAS DECEPTIVE TRADE PRACTICES-CONSUMER PROTECTION ACT. ACCORDINGLY, TO THE MAXIMUM EXTENT APPLICABLE AND PERMITTED BY LAW (AND WITHOUT ADMITTING SUCH APPLICABILITY), PURCHASER HEREBY WAIVES THE PROVISIONS OF THE TEXAS DECEPTIVE TRADE PRACTICES-CONSUMER PROTECTION ACT, CHAPTER 17, SUBCHAPTER 3 (OTHER THAN SECTION 17.555, WHICH IS NOT WAIVED), TEXAS BUSINESS AND COMMERCE CODE, A LAW THAT GIVES CONSUMERS SPECIAL RIGHTS AND PROTECTIONS. FOR PURPOSES OF THE WAIVERS SET FORTH IN THIS AGREEMENT, PURCHASER HEREBY WARRANTS AND REPRESENTS UNTO SELLER THAT (A) PURCHASER HAS KNOWLEDGE AND EXPERIENCE IN FINANCIAL AND BUSINESS MATTERS THAT ENABLE IT TO EVALUATE THE MERITS AND RISKS OF THE TRANSACTION CONTEMPLATED UNDER THIS AGREEMENT, (B) PURCHASER IS NOT IN A SIGNIFICANTLY DISPARATE BARGAINING POSITION WITH SELLER REGARDING THE TRANSACTIONS CONTEMPLATED UNDER THIS AGREEMENT, (C) PURCHASER IS REPRESENTED BY LEGAL COUNSEL THAT IS SEPARATE AND INDEPENDENT OF SELLER AND SELLER'S LEGAL COUNSEL AND (D) PURCHASER HAS CONSULTED WITH PURCHASER'S LEGAL COUNSEL REGARDING THIS AGREEMENT PRIOR TO PURCHASER'S EXECUTION OF THIS AGREEMENT AND VOLUNTARILY CONSENTS TO THIS WAIVER.

                       [Remainder of Page Intentionally Left Blank]

      NOW WHEREFORE, the parties hereto have executed this Purchase Contract under seal as of the date first set forth above.


                                     Seller:


                                    HOUSTON PINES, LTD.,
                                    a California limited partnership

                                    By:____Angeles Realty Corporation,
                                          a California corporation,
                                          its general partner
                                    By:
                                          Harry Alcock
                                          Executive Vice President





                                   Purchaser:


                                    CNC INVESTMENTS, INC.,
                                    a Texas corporation


                                    By:
                                      Name:
                                     Title:

                                    EXHIBIT A

                                LEGAL DESCRIPTION
                               (Rosemont Crossing)

Lot 1, Block 6, NCB 14445

A 5.498 acre tract being Lot 1, Block 6, NCB 14445, UNIVERSITY ESTATES, Unit 15, as recorded in Deed and Plat Records Volume 7200, Page 188, Bexar County, Texas and being more fully described by metes and bounds as follows:

BEGINNING at a point on the Northeast right-of-way line of Data Point, said point being the point of curvature of a curve at the Northeast corner of the intersection of said Data Point Drive with Fairhaven Drive for the most westerly corner of said Lot 1 and herein described tract;

THENCE, along said Data Point Southeast right-of-way line, the following calls:

      N 41 degrees 48 minutes 22 seconds E, 566.23 feet, in a southeasterly direction, 144.45 feet along a curve to the left having a central angle of 19 degrees, 14 minutes, 48 seconds, a tangent of 72.9 feet and a radius of
      430.00 feet;

      N 22 degrees 33 minutes 34 seconds E, 193.00 feet, in a southeasterly direction, 36.06 feet along a curve to the right having a central angle of 05 degrees 35 minutes 03 seconds, a tangent of 18.05 feet and radius of
      370.00 feet;

      N 28 degrees 08 minutes 37 seconds E, 90.00 feet to a point for the most northwesterly corner of said Lot 1 and herein described tract;

THENCE, S 75 degrees 14 minutes 35 seconds E, 86.39 feet along a curve to a point for the most northeasterly corner of said Lot 1 and herein described tract;

THENCE, along the East line of said Lot 1, the following calls:

      S 25 degrees 19 minutes 06 seconds W, 465.31 feet; S 04 degrees 13 minutes 27 seconds W, 362.56 feet; S 12 degrees 27 minutes 52 seconds W, 198.87 feet;

      S 31 degrees 30 minutes 18 seconds W, 334.66 feet to a point on the Northeast right-of-way line of Fairhaven Drive for the most southerly corner of said Lot 1 and herein described tract;

THENCE, along said Fairhaven Drive, the following calls:

      In a northwesterly direction, 390.26 feet along a curve to the left having a central angle of 52 degrees 00 minutes 00 seconds, a tangent of 209.73 feet and a radius of 430.00 feet;

      N 48 degrees 11 minutes 38 seconds W, 112.00 feet to the point of curvature of a curve to the right;

      In a northerly direction, 23.56 feet along said curve to the right having a central angle of 90 degrees 00 minutes 00 seconds, a tangent of 15.00 feet and a radius of 15.00 feet to the POINT OF BEGINNING and containing
      5.498 acres of land more or less.


Lot 2, Block 6, NCB 14445

A 4.437 acre tract being Lot 2, Block 6, NCB 14445, UNIVERSITY ESTATES Unit 15, as recorded in Deed and Plat Records Volume 7200, Page 188, Bexar County, Texas and being more fully described by metes and bounds as follows:

BEGINNING at a point on the Southeast right-of-way line of Data Point Drive, said point being the most northerly corner of said Lot 2 and herein described tract;

THENCE, along the Northeast line of Lot 2, the following calls:

      S 48 degrees 41 minutes 18 seconds E, 281.12 feet, S 10 degrees 09 minutes 48 seconds E, 95.21 feet, S 65 degrees 59 minutes 56 seconds E, 199.47 feet;

      S 48 degrees 41 minutes 18 seconds E, 192.30 feet to a point being the most westerly corner of said Lot 2 and herein described tract;

THENCE, S 55 degrees 46 minutes 49 seconds W, 609.66 feet along a line to a point for the most southerly corner of said Lot 2 and herein described tract;

THENCE, along a line, the following calls:

      N 42 degrees 08 minutes 09 seconds W, 91.89 feet; N 16 degrees 58 minutes 21 seconds E, 506.15 feet; N 22 degrees 50 minutes 09 seconds W, 64.00 feet; N 32 degrees 00 minutes 46 seconds W, 20.06 feet; N 62 degrees 44 minutes 34 seconds W, 102.20 feet;

      N 75 degrees 14 minutes 35 seconds W, 83.82 feet to a point on the southeast right-of-way line of said Data Point Drive for the most westerly corner of said Lot 2 and herein described tract;

THENCE, N 28 degrees 08 minutes 37 seconds E, 151.54 feet along said southeast right-of-way line of Data Point Drive to the point of beginning and containing
4.437 acres of land more or less.

                                    EXHIBIT B

                            LIST OF EXCLUDED PERMITS

                             To Be Inserted, If Any

                                    EXHIBIT C

                  LIST OF EXCLUDED PERSONAL PROPERTY OR EQUIPMENT

1.____ Any "Buyer's Access" computers and related software.

2.____SR 1000 C Series Typewriter, Model No. 87153003852

                                    EXHIBIT D

                                ESCROW AGREEMENT

      THIS ESCROW AGREEMENT ("Escrow Agreement") made this _____day of ________________, 2001 by and among HOUSTON PINES, LTD., a California limited partnership ("Seller"), CNC INVESTMENTS, INC., a Texas corporation ("Purchaser"), and STEWART TITLE GUARANTY COMPANY ("Escrow Agent");

                                   WITNESSETH:

      Whereas Purchaser and Seller are parties to a certain Purchase and Sale Contract (the "Purchase Contract") made and dated as of the ________ day of ______________, 2001; and

      Whereas, the Purchase Contract requires that Purchaser provide an initial deposit in the amount of Fifty-One Thousand and No/100 Dollars ($51,000.00) in cash (the "Option Consideration") and, in the event of the continuation of the Purchase Contract beyond the Feasibility Period (as defined therein), an additional deposit of Fifty-One Thousand and No/100 Dollars ($51,000.00) (the "Additional Deposit") (the Option Consideration and Additional Deposit being collectively referred to as the "Deposit"), to be held pursuant to an escrow agreement approved by Purchaser and Seller; and

      Now, therefore, the parties agree to the following:

1.____Establishment of Escrow. Escrow Agent hereby acknowledges receipt of Fifty-One Thousand and No/100 Dollars ($51,000.00) in cash (constituting the Option Consideration), to be deposited, held, invested, and disbursed for the benefit of Seller and Purchaser and their respective successors and assigns, as provided herein and as provided in the Purchase Contract.

2.____Investment of Escrow Fund. All funds received by Escrow Agent, including the Deposit (collectively, the "Escrow Fund"), shall be held in insured accounts and invested in an interest-bearing bank account acceptable to Seller and Purchaser at one or more federally insured national banking association(s) or such other investment jointly directed by Seller and Purchaser should Seller and Purchaser each in their respective sole discretion determine to issue such joint investment instructions to the Escrow Agent) and all interest and income thereon shall become part of the Escrow Fund and shall be remitted to the party entitled to the Escrow Fund, as set forth in the Purchase Contract.

3.____Application of Escrow Fund. Escrow Agent shall hold the Escrow Fund as provided above and (a) if the sale of the Property is closed by the date fixed therefor in the Purchase Contract (or any extension date provided for by mutual written consent of the parties hereto, given or withheld in their respective sole discretion), Escrow Agent shall apply the Escrow Fund to the "Purchase Price" (as defined in the Purchase Contract) in accordance with the provisions of the Purchase Contract, (b) if the sale of the Property is not closed by the date fixed therefor (or any such extension date), the Escrow Agent shall deliver the Escrow Fund to the party(ies) entitled thereto in accordance with the provisions of the Purchase Contract.

      If on or prior to the termination of this Escrow Agreement, a party claims to be entitled to payment of the Escrow Fund under the provisions referred to herein, such party shall give Notice to the Escrow Agent and the other party of the claim in writing, describing in such Notice the nature of the claim, and the provisions of the Purchase Contract on which the claim is based. Unless the other party sends the Escrow Agent a written objection to the claim, with a copy concurrently to the claiming party, within ten (10) days after receipt of the Notice of claim, the claim shall be conclusively presumed to have been approved. In such case, or in the event of mutual written consent of the parties hereto, given or withheld in their respective sole discretion, Escrow Agent shall, within two (2) business days thereafter, pay the claim as demanded. Notwithstanding the foregoing, Escrow Agent shall deliver the Escrow Fund to Seller forthwith upon Closing in accordance with the terms of subpart (a) of the immediately preceding paragraph.

      When all monies held by Escrow Agent have been finally distributed in accordance herewith, this Escrow Agreement shall terminate.

4.____Liability. Escrow Agent will be obligated to perform only the duties that are expressly set forth herein. In case of conflicting demands upon Escrow Agent, it may (i) refuse to comply therewith as long as such disagreement continues and make no delivery or other disposition of any funds or property then held (and Escrow Agent shall not be or become liable in any way for such failure or refusal to comply with such conflicting or adverse claims or demands, except for its failure to exercise due care, willful breach and willful misconduct); and (ii) continue to so refrain and so refuse to act until all differences have been adjusted by agreement and, Escrow Agent has been notified thereof in writing signed jointly by Seller and Purchaser or (iii) to interplead the portion of the Escrow Fund in dispute.

5.____No Obligation to Take Legal Action. Escrow Agent shall not be under any obligation to take any legal action in connection with this Escrow Agreement or for its enforcement, or to appear in, prosecute, or defend any action or legal proceeding which, in its opinion, would or might involve it in any costs, expense, loss, or liability, unless and as often as required by it, it is furnished with satisfactory security and indemnity against all such costs, expenses, losses, or liabilities.

6.____Status of Escrow Agent. Escrow Agent is to be considered and regarded as a depository only, and shall not be responsible or liable (except for its failure to exercise due care, willful breach or willful misconduct) for the sufficiency or correctness as to form, manner of execution, or validity of any instrument deposited pursuant to this Escrow Agreement, nor as to the identity, authority, or rights of any person executing the same. Escrow Agent's duties hereunder shall be limited to the safekeeping and investment of money, instruments, and securities received by it as Escrow Agent and for their disbursement in accordance with the written escrow instructions given it in accordance with this Escrow Agreement.

7.____Written Instructions of Parties. Notwithstanding any contrary provision contained herein, Escrow Agent shall, at all times, have full right and authority and the duty and obligation to pay over and disburse the principal and interest of the Escrow Fund in accordance with the joint written instructions signed by Seller and Purchaser.

8.____Notices. Any required or permitted Notice or other communication under this Escrow Agreement ("Notice") shall be given as follows:



            If to Seller:                     If to Purchaser:

            Houston Pines, Ltd.               CNC Investments, Inc.
            2000 South Colorado Boulevard     4420 FM 1960 West
            Tower Two, Suite 2-1000           Suite 224
            Denver, Colorado  80222           Houston, Texas 77068
            Attn:  Mr. Harry Alcock           Attn: Mr. Chowdary Yalamanchili
            Telephone No. (303) 691-4344      Telephone No. (281) 444-1585
            Facsimile No. (303) 691-5662      Facsimile No. (281) 444-1538

            ______And                         ______With a copy to

            AIMCO                             Wilson Cribbs Goren & Flaum
            2000 South Colorado Boulevard     2200 Lyric Center
            Tower Two, Suite 2-1000           440 Louisiana, Suite 2200
            Denver, Colorado  80222           Houston, Texas 77002
            Attn:  Mr. Mark Reoch             Attn: Mr. Abe Goren
            Telephone No. (303) 691-4337      Telephone No. (713) 222-9000
            Facsimile No. (303) 300-3261      Facsimile No. (713) 229-8824

                  With a copy to              If to Escrow Agent:

             Jackson Walker L.L.P.            Stewart Title Guaranty Company
            112 E. Pecan                      1980 Post Oak Boulevard
            Suite 2100                        Suite 610
            San Antonio, Texas 78205          Houston, Texas 77056
            Attn:  Ms. Eileen E. Scherlen     Attn: Wendy Howell
            Telephone No. (210) 978-7784      Telephone No. (713) 625-8161
            Facsimile No. (210) 978-7790      Facsimile No. (713) 552-1703




      Any party may change the address to which Notices are to be addressed by giving the other parties Notice in the manner herein set forth. All such Notices, demands, requests and other communications shall be deemed to have been properly given or served for all purposes (i) if sent by Federal Express or a nationally recognized overnight carrier for next business day delivery, on the first Business Day following the date of deposit of such Notice with such carrier, or (ii) if personally delivered, on the actual date of delivery, or
(iii) if mailed in the United States Mail, postage prepaid, registered or certified mail, return receipt requested on the third (3rd) Business Day following the date of mailing, or (iv) if sent by telecopier, then on the actual date of delivery (as evidenced by a telecopier confirmation) provided that a copy of the telecopy and confirmation is also sent by U.S. mail.

9. Fee. Escrow Agent shall receive a fee of $500.00 for its services hereunder, and be paid or reimbursed for all expenses, disbursements and advances, including reasonable attorneys' fees, incurred or paid in connection with carrying out its duties hereunder, the payment of all amounts to be shared equally by Purchaser and Seller equally, and not out of the Escrow Fund. Non-payment of such fee by Purchaser shall not entitle Escrow Agent to refuse or fail to act as required by this Escrow Agreement.

10. Titles and Section Headings. Titles of sections and subsections contained in this Escrow Agreement are inserted for convenience of reference only, and neither form a part of this Escrow Agreement or are to be used in its construction or interpretation.

11. Counterparts. This Escrow Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

12. Non-Waiver. No waiver by either party of any breach of any term or condition of this Escrow Agreement shall operate as a waiver of any other breach of such term or condition or of any other term or condition. No failure to enforce such provision shall operate as a waiver of such provision or of any other provision hereof, or constitute or be deemed a waiver or release of any other party for anything arising out of, connected with, or based upon this Escrow Agreement.

13. Binding Effect. This Escrow Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective transferees, successors, and assigns. The parties recognize and acknowledge that the powers and authority granted Escrow Agent herein are each irrevocable and coupled with an interest. Escrow Agent shall have no liability to Seller or Purchaser for any mistakes in judgment in the performance of any function hereunder, except for failure to exercise due care, willful breach and willful misconduct.

14. Nonlimitation of Liability. Nothing contained herein shall in any way limit the liabilities, obligations and remedies of Seller and Purchaser as set forth in the Purchase Contract.

15. Governing Law. This Escrow Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

16.   Time of Essence.  Time is of the essence of this Escrow Agreement.

17. Entire Agreement; Modification. This Escrow Agreement supersedes all prior agreements and constitutes the entire agreement with respect to the subject matter hereof. It may not be altered or modified without the written consent of all parties.

      In witness whereof each of the parties hereto has caused this Escrow Agreement to be executed under seal on its behalf by duly authorized persons, all as of the day and year first above written.


                                     Seller:


                                    HOUSTON PINES, LTD.,
                                    a California limited partnership

                                    By:____Angeles Realty Corporation,
                                          a California corporation,
                                          its general partner
                                     By:
                                          Harry Alcock
                                          Executive Vice President


                                   Purchaser:


                                    CNC INVESTMENTS, INC.,
                                    a Texas corporation


                                    By:
                                      Name:
                                     Title:

                                  Escrow Agent:

                                    STEWART TITLE GUARANTY COMPANY


                                    By:
                                    Name:
                                    Title:

                                    EXHIBIT E



                          FORM OF SPECIAL WARRANTY DEED




THE STATE OF TEXAS          ss.
                            ss.
COUNTY OF BEXAR       ss.

      HOUSTON PINES, LTD., a California limited partnership ("Grantor"), for and in consideration of Ten and No/100 Dollars ($10.00) and other good and valuable consideration, the sufficiency of which is hereby acknowledged and confessed, [and for the further consideration that the Grantee hereby assumes and promises to pay, according to the terms thereof, all principal and interest now remaining unpaid on (a) that one certain Promissory Note in the original principal sum of $2,968,200.00, dated September 30, 1993, executed by Seller, and payable to the order of Lexington Mortgage Company, and secured by Deed of Trust of even date therewith, to Joseph Philip Forte, Trustee, recorded at Volume 5831, Page 1873 of the Official Public Records of Real Property of Bexar County, Texas, and (b) that one certain Promissory Note in the original principal sum of $91,800.00, dated September 30, 1993, executed by Seller, and payable to the order of Lexington Mortgage Company, and secured by Deed of Trust of even date therewith, to Joseph Philip Forte, Trustee, recorded at Volume 5831, Page 1927 of the Official Public Records of Real Property of Bexar County, Texas, and Grantee hereby assumes and promises to keep and perform all of the covenants and obligations of the Grantors named in said Deed of Trust], has GRANTED and CONVEYED, and by these presents does GRANT and CONVEY unto ____________________________, a _____________________ ("Grantee"), its legal representatives, successors and assigns forever, all those certain lots, tracts or parcels of land in Harris County, Texas, more particularly described on Exhibit A attached hereto and incorporated herein by this reference for all purposes, together with all the improvements, structures and fixtures situated thereon, and all appurtenances, rights and privileges thereunto attached or in anywise belonging (the "Property");

      EXCEPT THAT, this conveyance is expressly made subject to the Permitted Exceptions described in Exhibit B hereto, to the extent the same are validly existing and applicable to the Property (the "Permitted Encumbrances").

      TO HAVE AND TO HOLD the above described premises unto the said GRANTEE, its successors and assigns forever, and the GRANTOR does hereby bind itself, its successors and assigns to forever warrant and defend said premises unto the said GRANTEE, its successors and assigns against the lawful claims of any person now claiming or to claim the same or any part thereof by through or under Grantor, but not otherwise, subject only to the Permitted Encumbrances.

      In addition, Grantor hereby conveys to Grantee, for the same consideration set forth above and subject to the same consideration set forth above and subject to the Permitted Encumbrances, all of Grantor's right, title and interest, if any, in and to any minerals, oil, gas and other hydrocarbon substances, development rights, air rights, water, water rights, wastewater or other utility rights, water stock relating to the land, strips and gores, streets, alleys, easements, rights-of-way, public ways, or other rights of Grantor appurtenant, abutting or adjoining the Property.

      EXCEPT AS TO THE SPECIAL WARRANTY OF TITLE SET FORTH ABOVE, IT IS EXPRESSLY UNDERSTOOD AND AGREED THAT THE GRANT AND CONVEYANCE OF THE PROPERTY IS "AS-IS", "WHERE-IS" AND "WITH ALL FAULTS" OF ANY KIND INCLUDING BUT NOT LIMITED TO ANY MATTER, FACT OR CONDITION PERTAINING TO OR AFFECTED BY ANY APPLICABLE LAW, RULE OR REGULATION PERTAINING TO WATER, AIR, WASTE OR ENVIRONMENTAL PROTECTION (WHETHER ABOVE, WITHIN, UNDER OR ADJACENT TO THE PROPERTY). GRANTOR HAS NOT MADE AND DOES NOT MAKE ANY REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, AND EXPRESSLY DISCLAIMS WARRANTIES, EXPRESS OR IMPLIED, AS TO THE FITNESS, ENVIRONMENTAL COMPLIANCE, HANDICAPPED ACCESSIBILITY LAW COMPLIANCE, ELECTROMAGNETIC FIELD EXPOSURE LEVELS, AREA, CONDITION, QUALITY, QUANTITY,
CHARACTER, SIZE, VALUE OF THE PROPERTY OR IMPROVEMENTS THEREON, EXPENSES, DESCRIPTION, MERCHANTABILITY OR HABITABILITY OF THE PROPERTY, FITNESS OF THE PROPERTY FOR A PARTICULAR PURPOSE OR OTHERWISE. GRANTEE, BY ITS ACCEPTANCE HEREOF, DOES HEREBY RELEASE AND FOREVER DISCHARGE GRANTOR, ITS OFFICERS,
DIRECTORS AND TRUSTEES AND THEIR RESPECTIVE AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNEES FROM ANY AND ALL CLAIMS, OBLIGATIONS AND LIABILITIES (WHETHER BASED IN TORT, UNDER CONTRACT OR OTHERWISE) ATTRIBUTABLE, IN WHOLE OR IN PART, TO ANY SUCH REPRESENTATION (OTHER THAN THE SPECIAL WARRANTY OF TITLE SET FORTH HEREIN) AND/OR ALLEGED REPRESENTATION.

      Grantee, by its acceptance hereof, hereby assumes payment of all standby charges, ad valorem real estate taxes and assessments with respect to the 2001 calendar year and subsequent calendar years not yet due and payable, each to the extent attributable to all or any portion of the Property.

            Grantee's address:      4420 FM 1960
                              Suite 224
                              Houston, Texas 77068

Executed as of the ____ day of ________________, 2001.


                                    HOUSTON PINES, LTD.,
                                    a California limited partnership

                                    By:____Angeles Realty Corporation,
                                          a California corporation,
                                          its general partner
-------------------------------------------
                                      _By:
                                          _    Harry Alcock
                                          _    Executive Vice President

THE STATE OF COLORADO ss.
------                        ss.
COUNTY OF DENVER      ss.


______This   instrument  was   acknowledged   before  me  on  the  ____  day  of
________________, 2001, by Harry Alcock, Executive Vice President of Angeles Realty Corporation, a California corporation, general partner of Houston Pines, Ltd., a California limited partnership, on behalf of said limited partnership.

______GIVEN UNDER MY HAND AND SEAL OF OFFICE this the ____ day of _____________, 2001.



------                              --------------------------------------
______                            Notary Public in and for the State of Colorado

                                    EXHIBIT "A"


                                LEGAL DESCRIPTION

                                    EXHIBIT "B"



                             PERMITTED ENCUMBRANCES

                                    EXHIBIT F

                              FORM OF BILL OF SALE

      This Bill of Sale  ("Assignment")  is executed by HOUSTON  PINES,  LTD., a
California     limited     partnership      ("Seller"),      in     favor     of
__________________________, a __________________ ("Purchaser").

      Seller and Purchaser, have entered into that certain Purchase and Sale Contract and dated as of ______________, 2001 ("Purchase Contract"), in which Seller has agreed to sell and Purchaser has agreed to purchase the real property described in Exhibit A attached thereto and the improvements located thereon (collectively, the "Project").

      Pursuant to the Purchase Contract, Seller has agreed to assign, without recourse or warranty, to Purchaser all of Seller's right, title and interest, if any, in and to the Property (as hereinafter defined).

      NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser agree as follows:

      1. As used herein, the term "Property" shall mean the following property to the extent said property is owned by Seller and used in, held for use in connection with, or necessary for the operation of the Project:

a. Property Contracts. All of Seller's rights and interests in and to purchase orders, maintenance, service or utility contracts and similar contracts which relate to the ownership, maintenance, construction or repair and/or operation of the Project, but only to the extent transferable.

b. Leases. All of Seller's rights and interests in and to leases, subleases, and other occupancy agreements, whether or not of record, which provide for use or occupancy of space or facilities on or relating to the Project.

c. Security Deposits. All of Seller's rights and interests in and to any and all (i) prepaid rent held as security, (ii) security deposits, (iii) pet deposits, if any, and (iv) any other deposits held by Seller under any of the leases assigned pursuant hereto.

d.   Licenses and Permits.  All of Seller's  rights and  interests in and to all
     licenses  and/or  permits  granted  by  governmental   authorities   having
     jurisdiction over the Project and utilized with respect to the Project.

e. Fixtures and Tangible Personal Property. All of Sellers rights and interests in and to all fixtures, furniture, furnishings, fittings, equipment, machinery, computers (to the extent located on the Property and owned by Seller), fax machines (to the extent located on the Property and owned by Seller), copiers (to the extent located on the Property and owned by Seller), apparatus, appliances and other articles of tangible personal property now located on the Project or in the improvements thereon and used or usable in connection with any present or future occupation or operation of all or any part of the Project, but only to the extent transferable.

            The term "Property" shall not include any of the foregoing: (i) to the extent the same are excluded or reserved to Seller pursuant to the Purchase Contract to which Seller and Purchaser are parties; and (ii) to the extent that the sale or transfer thereof requires consent or approval of any third party, which consent or approval is not obtained by Seller after reasonable pursuit thereof by Seller. Nothing herein shall create a transfer or assignment of intellectual property or similar assets of Seller.

2. Assignment. Seller hereby assigns, sells and transfers, without recourse or warranty, to Purchaser all of Seller's right, title and interest, if any, in and to the Property, subject to any rights of consent as provided therein.

      3. Assumption. Purchaser expressly agrees to assume and hereby assumes all liabilities and obligations of the Seller in connection with the Property and agrees to perform all of the covenants and obligations of Seller thereunder. Purchaser further agrees to indemnify, defend and hold Seller harmless from and against any and all cost, loss, harm or damage which may arise in connection with the Property, pertaining to acts arising on or after the date hereof. Seller further agrees to indemnify, defend and hold Purchaser harmless from and against any and all cost, loss, harm or damage which may arise in connection with the Property, pertaining to acts arising prior to the date hereof.

4. Counterparts. This Assignment may be executed in counterparts, each of which shall be deemed an original, and both of which together shall constitute one and the same instrument.

      5. Attorneys' Fees. If any action or proceeding is commenced by either party to enforce its rights under this Assignment, the prevailing party in such action or proceeding shall be entitled to recover all reasonable costs and expenses incurred in such action or proceeding, including reasonable attorneys' fees and costs, in addition to any other relief awarded by the court.

6. Applicable Law. This Assignment shall be governed by and interpreted in accordance with the laws of the State of Texas.

7. Titles and Section Headings. Titles of sections and subsections contained in this Assignment are inserted for convenience or reference only, and neither form a part of this Assignment or are to be used in its construction or interpretation.

8. Binding Effect. This Assignment shall be binding upon and inure to the benefit of the parties hereto and their respective transferees, successors, and assigns.

9. Entire Agreement; Modification. This Assignment supersedes all prior agreements and constitutes the entire agreement with respect to the subject matter hereof. It may not be altered or modified without the written consent of all parties.

      WITH RESPECT TO ALL MATTERS TRANSFERRED, WHETHER TANGIBLE OR INTANGIBLE, PERSONAL OR REAL, SELLER EXPRESSLY DISCLAIMS A WARRANTY OF MERCHANTABILITY AND WARRANTY FOR FITNESS FOR A PARTICULAR USE OR ANY OTHER WARRANTY EXPRESSED OR IMPLIED THAT MAY ARISE BY OPERATION OF LAW OR UNDER THE UNIFORM COMMERCIAL CODE FOR THE STATE OF TEXAS.

WITNESS the signatures and seals of the undersigned.

Dated effective as of   _______           , 2001


                                     Seller:


                                    HOUSTON PINES, LTD.,
                                    a California limited partnership

                                    By:____Angeles Realty Corporation,
                                          a California corporation,
                                          its general partner
-------------------------------------------
                                      _By:
                                          _    Harry Alcock
                                          _    Executive Vice President




                                   Purchaser:


                                  [PURCHASER],
                                    a [State] limited partnership


                                    By:
                                      Name:
                                     Title:

                                    EXHIBIT G

                               GENERAL ASSIGNMENT

      This General Assignment ("Assignment") is executed by HOUSTON PINES, LTD.,
a    California    limited     partnership     ("Seller"),     in    favor    of
__________________________, a _______________ ("Purchaser").

      Seller and Purchaser, have entered into that certain Purchase and Sale Contract and dated as of _______________, 2001 ("Purchase Contract"), in which Seller has agreed to sell and Purchaser has agreed to purchase the real property described in Exhibit A attached thereto and the improvements located thereon collectively, the "Project"). Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Purchase Contract.

      Pursuant to the Purchase Contract, Seller has agreed to assign, without recourse or warranty, to Purchaser all of Seller's right, title and interest, if any, in and to the Miscellaneous Property Assets (as hereinafter defined).

      NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser agree as follows:

      1. As used herein, the term "Miscellaneous Property Assets" shall mean all contract rights, leases, concessions, warranties, plans, drawings, and other items of intangible personal property relating to the ownership or operation of the Property and owned by Seller, but only to the extent transferable. The term "Miscellaneous Property Assets" shall also include the following, but only to the extent owned by Seller and in Seller's possession: site plans, surveys, soil and substrata studies, architectural renderings, plans and specifications, engineering and environmental plans and studies, floor plans, tenant data sheets, landscape plans and other plans or studies of any kind, if any, which relate to the Land and or the Improvements or the Fixtures and Tangible Personal Property. The term "Miscellaneous Property Assets" shall also include all of Seller's rights, if any, in and to the name "ROSEMONT CROSSING APARTMENTS" and any telephone numbers associated with the Property.

      2. The term "Miscellaneous Property Assets" shall not include any of the foregoing: (i) to the extent the same are excluded or reserved to Seller pursuant to the Purchase Contract to which Seller and Purchaser are parties; and
(ii) to the extent that the sale or transfer thereof requires consent or approval of any third party, which consent or approval is not obtained by Seller after reasonable pursuit thereof by Seller. Nothing herein shall create a transfer or assignment of intellectual property or similar assets of Seller.

3. Assignment. Seller hereby assigns, sells and transfers, without recourse or warranty, to Purchaser all of Seller's right, title and interest, if any, in and to the Miscellaneous Property Assets, subject to any rights of consent as provided therein.

      4. Assumption. Purchaser expressly agrees to assume and hereby assumes all liabilities and obligations of the Seller in connection with the Miscellaneous Property Assets and agrees to perform all of the covenants and obligations of Seller thereunder. Purchaser further agrees to indemnify, defend and hold Seller harmless from and against any and all cost, loss, harm or damage which may arise in connection with the Miscellaneous Property Assets, pertaining to acts arising on and after the date hereof. Seller further agrees to indemnify, defend and hold Purchaser harmless from and against any and all cost, loss, harm or damage which may arise in connection with the Miscellaneous Property Assets arising prior to the date hereof.

5. Counterparts. This Assignment may be executed in counterparts, each of which shall be deemed an original, and both of which together shall constitute one and the same instrument.

      6. Attorneys' Fees. If any action or proceeding is commenced by either party to enforce its rights under this Assignment, the prevailing party in such action or proceeding shall be entitled to recover all reasonable costs and expenses incurred in such action or proceeding, including reasonable attorneys' fees and costs, in addition to any other relief awarded by the court.

7. Applicable Law. This Assignment shall be governed by and interpreted in accordance with the laws of the State of Texas.

8. Titles and Section Headings. Titles of sections and subsections contained in this Assignment are inserted for convenience or reference only, and neither form a part of this Assignment or are to be used in its construction or interpretation.

9. Binding Effect. This Assignment shall be binding upon and inure to the benefit of the parties hereto and their respective transferees, successors, and assigns.

10. Entire Agreement; Modification. This Assignment supersedes all prior agreements and constitutes the entire agreement with respect to the subject matter hereof. It may not be altered or modified without the written consent of all parties.

      WITH RESPECT TO ALL MATTERS TRANSFERRED, WHETHER TANGIBLE OR INTANGIBLE, PERSONAL OR REAL, SELLER EXPRESSLY DISCLAIMS A WARRANTY OF MERCHANTABILITY AND WARRANTY FOR FITNESS FOR A PARTICULAR USE OR ANY OTHER WARRANTY EXPRESSED OR IMPLIED THAT MAY ARISE BY OPERATION OF LAW OR UNDER THE UNIFORM COMMERCIAL CODE FOR THE STATE OF TEXAS.


      WITNESS the signatures and seals of the undersigned.

Dated effective as of ___________, 2001


                                     Seller:


                                    HOUSTON PINES, LTD.,
                                    a California limited partnership

                                    By:____Angeles Realty Corporation,
                                          a California corporation,
                                          its general partner
-------------------------------------------
                                      _By:
                                          _    Harry Alcock
                                          _    Executive Vice President



                                   Purchaser:


                                  [PURCHASER],
                                    a [State] limited partnership


                                    By:
                                      Name:
                                     Title:

                                    EXHIBIT H


Tenants at Pine Creek Apartments
8916 Datapoint Drive
San Antonio, Texas _____

                                    Re:   Your lease at the Rosemont Crossing
Apartments

Dear Tenant:

      Effective as of [date], Houston Pines, Ltd., a California limited partnership ("Seller"), has sold the Rosemont Crossing Apartments located at 8916 Datapoint Drive, San Antonio, Texas _____ (and has assigned your lease) to ______________________, a _______________________ ("Purchaser"). In connection with such sale and assignment, the Purchaser has assumed the Seller's obligations as landlord under your lease and has also been transferred any unapplied and refundable portion of your security deposit(s). The amount of your security deposit is $______________________________.

      All rent thereafter due should be made payable to the Purchaser and forwarded to the following address:
      ========================
      ------------------------

      All inquiries you may have should be addressed to the property manager at the address set forth above.
                                Very truly yours,


                                     Seller:



                                    HOUSTON PINES, LTD.,
                                    a California limited partnership

                                    By:____Angeles Realty Corporation,
                                          a California corporation,
                                          its general partner
-------------------------------------------
                                      _By:
                                          _    Harry Alcock
                                          _    Executive Vice President




                                   Purchaser:


                                  [PURCHASER],
                                    a [State] limited partnership


                                    By:
                                      Name:
                                     Title:

                                 SCHEDULE 1.1.24

                            SELLER'S NOTE OBLIGATION

$2,968,000.00 promissory note dated September 30, 1993, executed by Seller and payable to the order of Lexington Mortgage Company, and $91,800.00 promissory note dated September 30, 1993, executed by Seller and payable to the order of Lexington Mortgage Company.

                                  SCHEDULE 5.5

      1. A current "Rent Roll" (herein so called) prepared (by Seller or its management company) as of the first day of the month of the Effective Date, which Rent Roll shall reflect, as of the date thereof, in relation to Leases and or other tenancy agreements with respect to the Project executed and in effect as of the Effective Date, unit numbers, tenant names, monthly rental, the amount of the tenant's security deposit, and the expiration date of each Lease, which Rent Roll shall be updated monthly and provided to Purchaser on or before the tenth (10th) day of each calendar month preceding Closing;

2. Copies of the tax statements for the Property for the current year (if issued), 1999 and 2000 (to the extent available);

3. Copies of operating statements, and income and expense reports for calendar years ended 1999, 2000 and 2001 year to date (to the extent available);

4. A schedule listing physical occupancy for calendar years ended 1999 and 2000, and 2001 year to date (to the extent available);

      5. Statements from each of the utility providers of water/sewer, gas and electricity, summarizing the billing activity for the Property for each month during 1999, 2000 and 2001 year to date (to the extent available); and

      6. The results of a search (including copies of the instruments referenced in such search and affecting the Property) of the U.C.C. Records of the Secretary of the State of Texas and the U.C.C. Records of the County in which the Property is situated.

7. A loss history report issued by the Property's insurance carrier(s) for the most recent three (3) years, if and to the extent available.

      8. Copies of all certificates of occupancy, life safety inspections, licenses, permits, authorizations and approvals required by law and issued by all governmental authorities having jurisdiction thereof (to the extent in Seller's possession).

                                  SCHEDULE 7.3

Project                               Seller

Pine Creek Apartments                 TAHF II Limited Partnership
470 Maxey Road
Houston, Texas

ARTICLE 1....................................................DEFINED TERMS  1

ARTICLE 2   PURCHASE AND SALE OF PROPERTY...................................4

ARTICLE 3   PURCHASE PRICE & DEPOSIT........................................4

ARTICLE 4   FINANCING.......................................................5

ARTICLE 5   FEASIBILITY PERIOD..............................................6

ARTICLE 6   TITLE...........................................................8

ARTICLE 7   CLOSING........................................................10

ARTICLE 8   REPRESENTATIONS, WARRANTIES AND COVENANTS
            OF SELLER AND PURCHASER........................................15

ARTICLE 9   CONDITIONS PRECEDENT TO CLOSING................................19

ARTICLE 10  BROKERAGE......................................................21

ARTICLE 11  POSSESSION.....................................................22

ARTICLE 12  DEFAULTS AND REMEDIES..........................................22

ARTICLE 13  RISK OF LOSS OR CASUALTY.......................................23

ARTICLE 14  LEAD-BASED PAINT DISCLOSURE....................................23

ARTICLE 15  EMINENT DOMAIN.................................................23

ARTICLE 16  MISCELLANEOUS..................................................24

                                                                EXHIBIT 10.16(b)




      FIRST AMENDMENT
                          TO PURCHASE AND SALE CONTRACT

      THIS FIRST AMENDMENT TO PURCHASE AND SALE CONTRACT (this "Amendment") is entered into as of the _____ day of June, 2001, by and between HOUSTON PINES, LTD., a California limited partnership ("Seller"), and CNC INVESTMENTS, INC., a Texas corporation ("Purchaser").

                                    RECITALS:

      A. Purchaser and Seller have entered into that certain Purchase and Sale Contract (the "Purchase Contract") dated as of April 11, 2001, covering certain parcels of real property located in Bexar County, Texas, as more particularly described in the Purchase Contract.

B. Purchaser and Seller desire to amend the Purchase Contract in certain respects, as set forth below.

C. All capitalized terms used but not defined in this Amendment shall have the meaning ascribed to them in the Purchase Contract.

                                   AGREEMENTS:

      FOR TEN DOLLARS AND OTHER GOOD AND VALUABLE CONSIDERATION THE RECEIPT AND SUFFICIENCY OF WHICH IS HEREBY ACKNOWLEDGED, Purchaser and Seller hereby agree as follows:

      1. Section 1.1 of the Purchase Contract is hereby modified and amended to add the following definition thereto as 1.1.7 and to renumber all other definitions accordingly:

            1.1.7 "First Amendment" shall mean the First Amendment to Purchase and Sale Contract, dated June ____, 2001, executed by and between Seller and Purchaser, amending and modifying the Purchase Contract as provided therein.

      2. Section 4.1 of the Purchase Contract is hereby modified and amended such that (a) the reference to the date of May 21, 2001 shall be changed to July 3, 2001, and (b) reference to the date of May 22, 2001 shall be changed to July 5, 2001.

3. Section 8.1.1 of the Purchase Contract is hereby amended to add the following new Subsection 8.1.1.13 at the end thereof:

            8.1.1.13 Seller will, promptly following the date of the First Amendment, enter into a contract for the treatment of the Property for termites, providing for not less than five (5) monthly treatments, and will continue such monthly treatments until the Closing Date, provided that such termite treatment contract shall constitute a Property Contract which shall be assumed by Purchaser at Closing and the costs of which shall be prorated between Seller and Purchaser as of the Closing Date, to the extent of payments due and coming due thereunder prior and subsequent to the Closing Date.

4. Except as expressly modified by this Amendment, the Purchase Contract is in full force and effect as originally written.

      5. This Amendment may be executed (a) by facsimile transmission, the same of which will be treated as an original, and (b) in one or more counterparts, each of which shall be deemed an original and all of which combined shall constitute one and the same instrument.

      6. Each of the parties executing this Amendment represents and warrants that it has been fully authorized and has the requisite authority to bind the respective party to the terms hereof.

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.


                                     Seller:


                                    HOUSTON PINES, LTD.,
                                    a California limited partnership

                                    By:____Angeles Realty Corporation,
                                          a California corporation,
                                          its general partner


___________________________________________By:
___________________________________________           Harry Alcock
___________________________________________     Execute Vice President


                                   Purchaser:

                                    CNC INVESTMENTS, INC.,
                                    a Texas corporation


                                    By:___________________________
                                       Chowdary Yalamanchili
                                    President

                                                                EXHIBIT 10.16(c)




                  SECOND AMENDMENT
                          TO PURCHASE AND SALE CONTRACT

      THIS SECOND AMENDMENT TO PURCHASE AND SALE CONTRACT (this "Amendment") is entered into as of the 3rd day of July, 2001, by and between HOUSTON PINES, LTD., a California limited partnership ("Seller"), and CNC INVESTMENTS, INC., a Texas corporation ("Purchaser").

                                    RECITALS:

      A. Purchaser and Seller have entered into that certain Purchase and Sale Contract (the "Purchase Contract") dated as of April 11, 2001, covering certain parcels of real property located in Bexar County, Texas, as more particularly described in the Purchase Contract.

      B. The Purchase Contract was amended and modified by that certain First Amendment to Purchase and Sale Contract, dated as of June 18, 2001, by and between Purchaser and Seller.

C. Purchaser and Seller desire to amend the Purchase Contract in certain respects, as set forth below.

D. All capitalized terms used but not defined in this Amendment shall have the meaning ascribed to them in the Purchase Contract.

                                   AGREEMENTS:

      FOR TEN DOLLARS AND OTHER GOOD AND VALUABLE CONSIDERATION THE RECEIPT AND SUFFICIENCY OF WHICH IS HEREBY ACKNOWLEDGED, Purchaser and Seller hereby agree as follows:

      1. Section 1.1 of the Purchase Contract is hereby amended to add the definition of "Related Contract" thereto (in alphabetical order), which term shall have the meaning set forth in Section 7.3 of the Purchase Contract as it existed prior to the date of this Amendment, but shall refer to the Related Contract as the same has been amended from time to time.

      2. Conditioned on the receipt by the escrow agent under the Related Contract of the "Extension Deposit" under and as defined in the Related Contract (not later than the effective date of this Amendment), Section 7.1.1 of the Purchase Contract is hereby amended and restated in its entirety as follows:

            The Closing shall occur on July 13, 2001, through an escrow with Escrow Agent, whereby the Seller, Purchaser and their attorneys need not be physically present at the Closing and may deliver documents by overnight air courier or other means.

      3. Conditioned on the receipt by the escrow agent under the Related Contract of the "Extension Deposit" under and as defined in the Related Contract (not later than the effective date of this Amendment), Section 7.3 of the Purchase Contract is hereby deleted.

4. Except as expressly modified by this Amendment, the Purchase Contract is in full force and effect as originally written.

      5. This Amendment may be executed (a) by facsimile transmission, the same of which will be treated as an original, and (b) in one or more counterparts, each of which shall be deemed an original and all of which combined shall constitute one and the same instrument.

      6. Each of the parties executing this Amendment represents and warrants that it has been fully authorized and has the requisite authority to bind the respective party to the terms hereof.

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

                                     Seller:

                                    HOUSTON PINES, LTD.,
                                    a California limited partnership

                                    By:____Angeles Realty Corporation,
                                          a California corporation,
                                          its general partner


___________________________________________By:
___________________________________________           Harry Alcock
___________________________________________     Execute Vice President


                                   Purchaser:

                                    CNC INVESTMENTS, INC.,
                                    a Texas corporation


                                    By:___________________________
                                       Chowdary Yalamanchili
                                    President

                                                                EXHIBIT 10.16(d)


                  THIRD AMENDMENT
                          TO PURCHASE AND SALE CONTRACT

      THIS THIRD AMENDMENT TO PURCHASE AND SALE CONTRACT (this "Amendment") is entered into as of the 6th day of July, 2001, by and between HOUSTON PINES, LTD., a California limited partnership ("Seller"), and CNC INVESTMENTS, INC., a Texas corporation ("Purchaser").

                                    RECITALS:

      A. Purchaser and Seller have entered into that certain Purchase and Sale Contract (the "Purchase Contract") dated as of April 11, 2001, covering certain parcels of real property located in Bexar County, Texas, as more particularly described in the Purchase Contract.

      B. The Purchase Contract was amended and modified by that certain First Amendment to Purchase and Sale Contract, dated as of June 18, 2001, by and between Purchaser and Seller.

      C. The Purchase Contract was amended and modified by that certain Second Amendment to Purchase and Sale Contract, dated as of July 3, 2001, by and between Purchaser and Seller.

D. Purchaser and Seller desire to amend the Purchase Contract in certain respects, as set forth below.

E. All capitalized terms used but not defined in this Amendment shall have the meaning ascribed to them in the Purchase Contract.

                                   AGREEMENTS:

      FOR TEN DOLLARS AND OTHER GOOD AND VALUABLE CONSIDERATION THE RECEIPT AND SUFFICIENCY OF WHICH IS HEREBY ACKNOWLEDGED, Purchaser and Seller hereby agree as follows:

      1. Section 7.1.1 of the Purchase Contract is hereby modified and amended to extend the Closing Date from July 13, 2001 to July 27, 2001.

2. Except as expressly modified by this Amendment, the Purchase Contract is in full force and effect as originally written.

      3. This Amendment may be executed (a) by facsimile transmission, the same of which will be treated as an original, and (b) in one or more counterparts, each of which shall be deemed an original and all of which combined shall constitute one and the same instrument.

      4. Each of the parties executing this Amendment represents and warrants that it has been fully authorized and has the requisite authority to bind the respective party to the terms hereof.

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

                                     Seller:

                                    HOUSTON PINES, LTD.,
                                    a California limited partnership

                                    By:____Angeles Realty Corporation,
                                          a California corporation,
                                          its general partner


___________________________________________By:
___________________________________________           Harry Alcock
___________________________________________     Execute Vice President


                                   Purchaser:

                                    CNC INVESTMENTS, INC.,
                                    a Texas corporation


                                    By:___________________________
                                       Chowdary Yalamanchili
                                    President

                                                                EXHIBIT 10.16(e)



                  FOURTH AMENDMENT
                          TO PURCHASE AND SALE CONTRACT

      THIS FOURTH AMENDMENT TO PURCHASE AND SALE CONTRACT (this "Amendment") is entered into as of the 27th day of July, 2001, by and between HOUSTON PINES, LTD., a California limited partnership ("Seller"), and CNC INVESTMENTS, INC., a Texas corporation ("Purchaser").

                                    RECITALS:

      A. Purchaser and Seller have entered into that certain Purchase and Sale Contract (the "Purchase Contract") dated as of April 11, 2001, covering certain parcels of real property located in Bexar County, Texas, as more particularly described in the Purchase Contract.

      B. The Purchase Contract was amended and modified by that certain First Amendment to Purchase and Sale Contract, dated as of June 18, 2001, by and between Purchaser and Seller.

      C. The Purchase Contract was amended and modified by that certain Second Amendment to Purchase and Sale Contract, dated as of July 3, 2001, by and between Purchaser and Seller.

      D. The Purchase Contract was amended and modified by that certain Third Amendment to Purchase and Sale Contract, dated as of July 6, 2001, by and between Purchaser and Seller.

E. Purchaser and Seller desire to amend the Purchase Contract in certain respects, as set forth below.

F. All capitalized terms used but not defined in this Amendment shall have the meaning ascribed to them in the Purchase Contract.

                                   AGREEMENTS:

      FOR TEN DOLLARS AND OTHER GOOD AND VALUABLE CONSIDERATION THE RECEIPT AND SUFFICIENCY OF WHICH IS HEREBY ACKNOWLEDGED, Purchaser and Seller hereby agree as follows:

      1. Section 7.1.1 of the Purchase Contract is hereby modified and amended to extend the Closing Date from July 27, 2001 to July 31, 2001.

      2. In consideration of the agreement of Seller contained in Paragraph 1 above, the Deposit, held by the Escrow Agent pursuant to ARTICLE 3 of the Purchase Contract, shall be disbursed by Escrow Agent to Seller on July 27, 2001, and Purchaser shall have no further right or claim to a return of the Deposit under any circumstance, except that Purchaser shall be entitled to a credit against the amount of the Purchase Price, as provided in Section 3.13, on the Closing Date.

3. Except as expressly modified by this Amendment, the Purchase Contract is in full force and effect as originally written.

      4. This Amendment may be executed (a) by facsimile transmission, the same of which will be treated as an original, and (b) in one or more counterparts, each of which shall be deemed an original and all of which combined shall constitute one and the same instrument.

      5. Each of the parties executing this Amendment represents and warrants that it has been fully authorized and has the requisite authority to bind the respective party to the terms hereof.

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

                                     Seller:

                                    HOUSTON PINES, LTD.,
                                    a California limited partnership

                                    By:____Angeles Realty Corporation,
                                          a California corporation,
                                          its general partner


___________________________________________By:
___________________________________________           Harry Alcock
___________________________________________     Execute Vice President


                                   Purchaser:

                                    CNC INVESTMENTS, INC.,
                                    a Texas corporation


                                    By:___________________________
                                       Chowdary Yalamanchili
                                    President

                                                                EXHIBIT 10.16(f)

                                   ASSIGNMENT
                          OF PURCHASE AND SALE CONTRACT


      THIS ASSIGNMENT OF PURCHASE AND SALE CONTRACT (this "Assignment") is entered into as of the _____ day of July, 2001, by and between HOUSTON PINES, a California limited partnership ("Seller"), and CNC INVESTMENTS, INC., a Texas corporation ("Purchaser").

                                    RECITALS:

                                        1
A. Purchaser and Seller have entered in that certain Purchase and Sale Contract (the "Purchase Contract") dated as of April 11, 2001, covering certain parcels of real property located in Bexar County, Texas, as more particularly described in the Purchase Contract.

B. Purchaser desires to assign the Purchase Contract as set forth below.

C. All capitalized terms used but not defined in this Assignment shall have the meaning ascribed to them in the Purchase Contract.

                                   AGREEMENTS:

      FOR TEN DOLLARS AND OTHER GOOD AND VALUABLE CONSIDERATION THE RECEIPT AND SUFFICIENCY OF WHICH IS HEREBY ACKNOWLEDGED, Purchaser and Seller hereby agree as follows:

1. Purchaser hereby assigns to GULAB Partnership, Ltd., a Texas limited partnership ("Assignee"), whose manager is Chowdary Yalamanchili, the Purchase Contract and all of its rights thereunder, including the Option Consideration and Additional Deposit deposited by Purchaser with Escrow Agent.

2. Assignee hereby assumes and agrees to keep and perform all of Purchaser's obligations pursuant to the Purchase Contract, except that Purchaser shall not be released from its liability thereunder.

3. Seller hereby consents to this Assignment of the Purchase Contract to Assignee, and agrees that Assignee is for all purposes the "Purchaser" as defined in the Purchase Contract.

4. Except as expressly modified by this Assignment, the Purchase Contract is in full force and effect as originally written.

5. This Assignment may be executed (a) by facsimile transmission, the same of which will be treated as an original, and (b) in one or more counterparts, each of which shall be deemed an original and all of which combined shall constitute one and the same instrument.

6. Each of the parties executing this Assignment represents and warrants that it has been fully authorized and has the requisite authority to bind the respective party to the terms hereof.

      IN WITNESS WHEREOF, the parties hereto have executed this Assignment as of the date first set forth above.

                                     Seller:

                                    HOUSTON PINES, LTD.,
                                    a California limited partnership

                                    By:   Angeles Realty Corporation,
                                          a California corporation,
                                          its general partner

                                          By:    _____________________________
                                                Harry Alcock
                                                Executive Vice President

                                   Purchaser:

                                    CNC INVESTMENTS, INC.,
                                    a Texas corporation


                                    By:   ___________________________________
                                          Chowdary Yalamanchili
                                          President

                                    Assignee:

                                    GULAB Partnership, Ltd.,
                                    a Texas limited partnership

                                    By:   SAAMRAT, LLC,
                                          a Texas limited liability company
                                          General Partner


                                          By:   ______________________________
                                                Name: Chowdary Yalamanchili
                                                Title:      Manager

                                                                   EXHIBIT 10.17


                           PURCHASE AND SALE CONTRACT

                                     BETWEEN

                              ANGELES PARTNERS IX,
                        a California limited partnership

                                       AND

                         NATIONAL PROPERTY INVESTORS 6,
                        a California limited partnership


                                   AS SELLERS

                                       AND

                          TIGERTOWN INVESTMENTS, INC.,
                             an Alabama corporation


                                  AS PURCHASER
                                        i
                                TABLE OF CONTENTS



Article 1.......................................................DEFINED TERMS
            3

Article 2.....................................PURCHASE AND SALE OF PROPERTIES
            5

ARTICLE 3   PURCHASE PRICE, DEPOSIT AND ESCROW PROVISIONS...................6

Article 4..................................................FEASIBILITY PERIOD
            6

ARTICLE 5   TITLE...........................................................9

Article 6...........................................................FINANCING
            11

Article 7.............................................................CLOSING
            11

ARTICLE 8...........REPRESENTATIONS, WARRANTIES AND COVENANTS OF SELLERS AND

 ....................................................................PURCHASER
            14

ARTICLE 9   CONDITIONS PRECEDENT TO CLOSING................................17

ARTICLE 10  BROKERAGE......................................................19

ARTICLE 11  POSSESSION.....................................................19

ARTICLE 12  DEFAULTS AND REMEDIES..........................................19

ARTICLE 13  RISK OF LOSS OR CASUALTY.......................................20

ARTICLE 14  OFFER DEADLINE DATE............................................21

ARTICLE 15  EMINENT DOMAIN.................................................21

ARTICLE 16  MISCELLANEOUS..................................................21

ARTICLE 17  OPERATION OF THE PROPERTIES....................................25

                           PURCHASE AND SALE CONTRACT

      THIS PURCHASE AND SALE CONTRACT ("Purchase Contract") is entered into as of the 13th day of June, 2001 (the "Effective Date"), by and between ANGELES PARTNERS IX, a California limited partnership and NATIONAL PROPERTY INVESTORS 6, a California limited partnership, each having a principal address at c/o AIMCO, 2000 South Colorado Blvd., Suite 2-1000, Denver, Colorado 80222 (individually "Seller" and collectively "Sellers") and TIGERTOWN INVESTMENTS, INC., an Alabama corporation, having a principal address at c/o Porter Properties, 472 Dean Road, #200, Auburn, Alabama 36830 ("Purchaser").

NOW, THEREFORE WITNESSETH: That for and in consideration of mutual covenants and agreements herein after set forth, Sellers and Purchaser hereby agree as follows:

                                    RECITALS

R-l...Angeles Partners IX holds legal title to that certain parcel or parcels of real estate more particularly described in Exhibit A-1 attached hereto and made a part hereof on which improvements have been constructed;

R-2...National Property Investors 6 holds legal title to that certain parcel or parcels of real estate more particularly described in Exhibit A-2 attached hereto and made a part hereof on which improvements have been constructed;

R-3...Purchaser desires to purchase and Sellers have agreed to sell such land and improvements defined below individually as the "Property" and collectively as the "Properties" on the terms and conditions set forth below (which terms and conditions shall control in the event of any conflict with these Recitals), such that on the Closing Date as defined in this Purchase Contract the Properties will be conveyed by special warranty or equivalent deeds to Purchaser;

R-4...Purchaser has agreed to pay to Sellers the Purchase Price for the Properties, and Sellers have agreed to sell the Properties to Purchaser on the terms and conditions set forth below.


Article 1.                               DEFINED TERMS

1.1...Terms with initial capital letters in this Purchase Contract and not otherwise defined herein shall have the meanings set forth in this Article l below.

1.1.1. "Business Day" means any day other than a Saturday or Sunday or Federal holiday or legal holiday in the State in which the Land is located.

1.1.2. "Closing" means the consummation of the purchase and sale contemplated by this Purchase Contract in accordance with the terms and conditions of this Purchase Contract.

1.1.3. "Closing Date" means the date on which the Closing of the conveyance of the Properties is required to be held under the terms and conditions of this Purchase Contract.

1.1.4.      "Escrow Agent" means Stewart Title Guaranty Company.

1.1.5. "Excluded Permits" means those Permits which, under applicable law, are nontransferable and such other Permits as may be designated as Excluded Permits on Exhibit 1.1.5, if any, attached hereto.

1.1.6. "Excluded Property Contracts" means those Property Contracts that (i) are not cancelable upon 30 days or less notice, or (ii) require the payment of a penalty or premium for cancellation as designated on Exhibit 1.1.6 attached hereto.

1.1.7. "Existing Financing" shall mean the loans made by Lender in the principal amounts shown on Exhibit 1.1.7 attached hereto which are secured by first priority liens encumbering the Properties.

1.1.8.  "Feasibility  Period"  shall have the meaning  ascribed to it in Section
     4.1.

1.1.9. "Fixtures and Tangible Personal Property" means all fixtures, furniture, furnishings, fittings, equipment, machinery, apparatus, appliances and other articles of tangible personal property now located on the Land or in the Improvements as of the Effective Date (or hereafter acquired by either Seller prior to the Closing Date) and used or usable in connection with any present or future occupation or operation of all or any part of such Seller's Property, but only to the extent transferable. The term "Fixtures and Tangible Personal
Property" does not include (i) equipment leased by either Seller and the interest of either Seller in any equipment provided to its Property for use, but not owned or leased by such Seller, or (ii) property owned or leased by any Tenant and guest, employee or other person furnishing goods or services to such Seller's Property, (iii) property and equipment owned by either Seller, which in the ordinary course of business of its Property is not used exclusively for the business, operation or management of its Property, or (iv) the property and equipment, if any, expressly identified as being excluded in Exhibit 1.1.9; provided, however, Sellers shall, during the Feasibility Period, by written notice to Purchaser, identify any items referred to in (i) or (iii) hereof.

1.1.10. "Improvements" means all buildings and improvements located on the Land taken "as is" but in reliance on any warranties and representations set forth herein, to the extent conferred herein.

1.1.11. "Land" means all of that certain tract or tracts of land more particularly described on Exhibit A-1 and Exhibit A-2 attached hereto and made a part hereof and all rights, privileges and appurtenances pertaining thereto.

1.1.12. "Lease(s)" means the interest of each Seller in and to all written leases, subleases and other occupancy agreements, whether or not of record, which provide for the use or occupancy of space or facilities on or relating to the Property owned by such Seller and which are in force as of the Effective Date and the Closing Date.

1.1.13. "Lender"  means with respect to each Seller the entity listed on Exhibit
     1.1.13 attached hereto.

1.1.14. "Loan Documents" means with respect to each Seller the documents evidencing and securing or relating to the repayment of the Existing Financing including, without limitation, all amendments and modifications thereto and any mortgage or deed of trust or equivalent security title and lien encumbering such Seller's Property as of the date hereof.

1.1.15. "Miscellaneous Property Assets" means all contract rights, leases, concessions, warranties, plans, drawings and other items of intangible personal property relating to the ownership or operation of each Property and owned by the applicable Seller, but only to the extent transferable, excluding, however,
(i) receivables, (ii) Property Contracts, (iii) Leases (other than leases, subleases and other occupancy agreements that are not written), (iv) Permits,
(v) fixtures and Tangible Personal Property, (vi) cash or other funds, whether in petty cash or house "banks," or on deposit in bank accounts or in transit for deposit, unless otherwise payable to Purchaser pursuant to this Purchase
Contract, (vii) escrow, reserves or other impound accounts, (viii) refunds, rebates or other claims, or any interest thereon, for periods or events occurring prior to the Closing Date unless such Seller is obligated to apply such items for the benefit of tenants, (ix) utility and similar deposits, (x) insurance or other prepaid items, or (xi) each Seller's proprietary books and records.

1.1.16.     "Notice" shall have the meaning ascribed thereto in Section 16.6.

1.1.17. "Permits" means all licenses and permits granted by governmental authorities having jurisdiction over a Property owned by either Seller and required in order to own and operate such Property.

1.1.18. "Permitted Exceptions" means those exceptions or conditions permitted to encumber the title to the Properties in accordance with the provisions of
     Section 5.2.

1.1.19. "Property" or "Properties" means the Land and Improvements and all rights of each Seller relating to the Land and the Improvements, including without limitation, any rights, title and interest of such Seller, if any, in and to (i) any strips and gores adjacent to the Land and any land lying in the bed of any street, road, or avenue opened or proposed, in front of or adjoining the Land, to the center line thereof; (ii) any unpaid award for any taking by condemnation or any damage to such Property by reason of a change of grade of any street or highway; (iii) all of the easements, rights, privileges, and appurtenances belonging or in any way appertaining to the Land and Improvements; together with all Fixtures and Tangible Personal Property, the right, if any and only to the extent transferable, of such Seller in the Property Contracts, Leases, Permits (other than Excluded Permits), and the Miscellaneous Property Assets owned by each Seller which are located on that Seller's Property and used in its operation.

1.1.20. "Property Contracts" means all purchase orders, maintenance, service or utility contracts and similar contracts, excluding Leases, which relate to the ownership, maintenance, construction or repair and/or operation of each
Property, but only to the extent transferable and which are other than the Excluded Property Contracts and any property management agreement.

1.1.21. "Purchase Contract" means this Purchase and Sale Contract by and between Sellers and Purchaser.

1.1.22. "Purchase Price" means the total consideration to be paid by Purchaser to Sellers for the purchase of the Properties, as set forth in Section 3.1, such Purchase Price to be allocated among the Properties as shown on Exhibit 1.1.22 attached hereto.

1.1.23. "Rent Roll" shall have the meaning ascribed thereto in Section 8.1.1.9.

1.1.24.     "Survey" shall have the meaning ascribed thereto in Section 5.11.

1.1.25. "Tenant" or "Tenants" means any person or persons or entity entitled to occupy any portion of the Properties under a Lease.

1.1.26. "Title  Commitment"  shall have the meaning  ascribed thereto in Section
     5.1.

1.1.27.     "Title Insurer" shall have the meaning set forth in Section 5.1.


Article 2.
                         PURCHASE AND SALE OF PROPERTIES

2.1. Sellers agree to sell and convey the Properties to Purchaser and Purchaser agrees to purchase the Properties from Sellers, in accordance with the terms and conditions set forth in this Purchase Contract.


Article 3.               PURCHASE PRICE, DEPOSIT AND ESCROW PROVISIONS

3.1. The purchase price ("Purchase Price") for the Properties shall be Nine Million Nine Hundred Fifty Five Thousand and 00/100 Dollars ($9,955,000), which shall be paid by Purchaser, as follows:

3.1.1. Upon the execution of this Purchase Contract, Purchaser shall deliver to Escrow Agent the sum of One Hundred Thousand and 00/100 Dollars ($100,000) (the "Initial Deposit"), by federal wire transfer. In the event that Purchaser does not elect to terminate this Purchase Contract in accordance with Section 4.2, Purchaser shall deliver to Escrow Agent an additional deposit in the sum of One Hundred Thousand and 00/100 Dollars ($100,000) (the "Additional Deposit"), by federal wire transfer not later than 5:00 p.m. EST on the date of expiration of the Feasibility Period (the Initial Deposit and the Additional Deposit being hereinafter referred to as the "Deposit"). Purchaser's failure to timely deliver the Deposit shall terminate this Purchase Contract. Purchaser and Sellers approve the form of Escrow Agreement attached as Exhibit B.

3.1.2. The Escrow Agent shall hold the Deposit and make delivery of the Deposit to the party entitled thereto under the terms hereof. The Escrow Agent shall invest the Deposit as directed by Purchaser in its sole discretion and all interest and income thereon shall become part of the Deposit and shall be remitted to the party entitled to the Deposit, as set forth below.

3.1.3. If the sale of the Properties is closed by the date fixed therefor (subject to extension as set forth herein), monies held as the Deposit shall be applied against the Purchase Price (and paid over to the Sellers) on the Closing Date. If the sale of the Properties is not closed by the date fixed therefor (or any such extension date) owing to failure of satisfaction of a condition precedent to Purchaser's obligations that is not caused by or attributable to, directly or indirectly, any act or failure to act of Purchaser, the Deposit shall be returned and refunded to Purchaser, and neither party shall have any further liability hereunder, subject to and except for Purchaser's liability under Section 4.4.

3.1.4. If the sale of the Properties is not closed by the date fixed therefor (subject to any extension set forth herein) owing to failure of performance by either Seller, Purchaser shall be entitled to the remedies set forth in Article 12 hereof. If the sale of the Properties is not closed by the date fixed therefor (or any such extension date set forth herein) owing to failure of performance by Purchaser, the Deposit shall be forfeited by Purchaser and the sum thereof shall go to Sellers as Sellers' sole and exclusive remedy forthwith as liquidated damages for the lost opportunity costs and transaction expenses incurred by Sellers, as more fully set forth in Article 12 below.


Article 4.                             FEASIBILITY PERIOD

4.1. Subject to the terms of Section 4.4 below, for thirty (30) calendar days following the Effective Date (the "Feasibility Period"), Purchaser, and its agents, contractors, engineers, surveyors, attorneys, and employees ("Consultants") shall have the right from time to time, during normal business hours and after prior notice to Sellers, to enter onto the Properties:



4.1.1. To conduct and make any and all studies, tests, examinations and inspections, or investigations of or concerning the Properties (including, without limitation, environmental studies, structural engineering and feasibility studies, evaluation of drainage and flood plain, soil tests for bearing capacity and percolation, surveys, including topographical surveys, title and zoning law compliance).

4.1.2. To confirm any and all matters which Purchaser may desire to confirm with respect to the Properties.

4.1.3. To ascertain and confirm the suitability of the Properties for Purchaser's intended use.

4.1.4.  To review and copy (at Purchaser's  expense) the materials referenced in
Section 4.3 (other than each Seller's proprietary information).

4.2. Should the results of any of the matters referred to in sub-paragraphs 4.1.1, 4.1.2, 4.1.3 and 4.1.4 above appear unsatisfactory to Purchaser for any reason or if Purchaser elects not to proceed with the transaction contemplated by this Purchase Contract, for any other reason, or for no reason whatsoever, in Purchaser's sole and absolute discretion, then Purchaser shall have the right to terminate this Purchase Contract by giving written Notice to that effect to Sellers and Escrow Agent on or before 5:00 p.m. EST on the date of expiration of the Feasibility Period. If Purchaser exercises its right to terminate, this Purchase Contract shall terminate and be of no further force and effect, subject to and except for Purchaser's liability under Section 4.4, and Escrow Agent shall forthwith deliver to Sellers the sum of One Hundred and 00/100 Dollars ($100.00) as consideration for Sellers having taken the Properties off the market, and return the Deposit to Purchaser. If Purchaser fails to provide Sellers with written Notice of termination prior to the expiration of the Feasibility Period in strict accordance with the Notice provisions of this Purchase Contract, this Purchase Contract shall remain in full force and effect and Purchaser's obligation to purchase the Properties shall be non-contingent and unconditional except only for satisfaction of the conditions expressly stated in this Article 4 and in Article 9.

4.3. No later than five (5) Business Days after the Effective Date, each Seller with respect to its Property shall deliver (solely to the extent in such Seller's possession or control) to the Purchaser copies of existing (i) Property Contracts, (ii) Leases (in effect as of the Effective Date), (iii) soil and environmental reports and studies, (iv) reports and studies relating to the physical condition of its Property, (v) a list of Fixtures and Tangible Personal Property, (vi) monthly operating statements and audited or unaudited annual operating statements for the twelve (12) month period prior to the Effective Date, (vii) a rent roll, a list of all accounts receivable and a delinquency report, (viii) copies of termination notices relating to the Leases received by such Seller which would be effective after the Closing Date, (ix) copies of any notices received from local and state governmental authorities. In addition, no later than five (5) days following the Effective Date, each Seller shall make available to Purchaser at its Property (in each case, solely to the extent in such Seller's possession or control) the following with respect to its Property:
(x) architectural and engineering plans, (xi) tenant correspondence files with respect to the Leases, (xii) service and repair requests and work orders relating to such Property, and (xiii) copies of governmental permits, alarm registrations and other permits and licenses necessary for the operation of its Property.


4.4. Purchaser shall indemnify, defend (with attorneys selected by Sellers in their reasonable discretion) and hold each Seller harmless for any actions taken by Purchaser and its Consultants and any and all claims, damages, costs and liability which may arise due to such entries, surveys, tests, investigation and the like on the Properties in connection with the performance of Purchaser's due diligence hereunder; provided, however, that notwithstanding anything herein to the contrary, Purchaser shall not be liable for any damages incurred by either Seller resulting from the mere discovery by Purchaser of a condition at or with regard to such Seller's Property, Purchaser hereby acknowledging, however, that Sellers shall have no obligation to Purchaser in connection with such condition or otherwise to remedy such condition unless the remedy of specific performance, as provided in Article 12 hereof, would require a Seller to do so. Each Seller shall have the right, without limitation, to disapprove of any and all entries, surveys, tests, investigations and the like other than Phase I environmental investigations that in its reasonable judgment could result in any injury to its Property or breach of any agreement, or expose such Seller to any liability, costs, liens or violations of applicable law, or otherwise adversely affect its Property or such Seller's interest therein. No consent by either Seller to any such activity shall be deemed to constitute a waiver by either Seller or assumption of liability or risk by either Seller. Purchaser hereby agrees to restore the Properties to the same condition existing immediately prior to Purchaser's exercise of its rights pursuant to this Article 4, at Purchaser's sole cost and expense, to the extent the damage to any Property or the change in condition thereof is attributable to the performance of due diligence hereunder by Purchaser or its Consultants. Purchaser shall maintain comprehensive public liability insurance with broad form contractual and personal injury liability endorsements with respect to each Property and Purchaser's activities carried on therein, in amounts (including deductible amounts) and with such insurance carriers as shall be approved by Sellers and naming Sellers and their affiliates as additional insureds, with endorsements acceptable to Sellers, including a waiver of defenses of the insurer based on the actions or inaction of Purchaser. Such liability insurance shall provide coverages of not less than $1,000,000 (per occurrence and in the aggregate) for death or injury to persons and for property damage. The provisions of this Section shall survive the Closing or termination of this Purchase Contract.


4.5. Purchaser shall not permit any mechanic's or materialman's liens or any other liens to attach to either Property by reason of the performance of any work or the purchase of any materials by Purchaser or any other party in connection with any studies or tests conducted by or for Purchaser. Purchaser shall give notice to Sellers within a reasonable time prior to entry onto any Property and shall permit each Seller to have a representative present during all investigations and inspections conducted with respect to its Property. Purchaser shall take all reasonable actions and implement all protections necessary to ensure that all actions taken in connection with the investigations and inspections of the Properties, and all equipment, materials and substances generated, used or brought onto the Properties, pose no material threat to the safety of persons or the environment and cause no damage to the Properties or other property of Sellers or other persons.



Article 5.                                   TITLE

5.1. Sellers have secured commitments for title insurance for the Properties (collectively the "Title Commitment") from Stewart Title Guaranty Company ("Title Insurer") for owner's title insurance policies (1992 ALTA Form B), and have delivered the Title Commitment together with copies of all instruments identified as exceptions therein to Purchaser. Each Seller agrees that it is responsible for the cost of a standard owner's title policy for its Property. Purchaser agrees that it shall be solely responsible for payment of all costs relating to any extended owner's title policies and any requested endorsements.

5.2. Purchaser agrees to accept title to the Land and Improvements in accordance with the terms of this Purchase Contract, so long as with respect to each Property (i) the title is good and marketable and insurable, and (ii) any conveyance by special warranty or an equivalent deed pursuant to this Purchase Contract shall be subject to the following, all of which shall be deemed "Permitted Exceptions," and Purchaser agrees to accept the deed and title subject thereto:

5.2.1. All exceptions shown in the Title Commitment on the date three (3) Business Days prior to the expiration of the Feasibility Period other than mechanics' liens and taxes due and payable with respect to the period preceding Closing and the standard exceptions which shall be omitted [except that the standard exception for parties in possession shall be modified to read "rights of tenants as tenants only under unrecorded leases"];

5.2.2.      All Leases;

5.2.3.      Real estate and property taxes to the extent not due and payable;

5.2.4. Such exceptions and matters as the Title Insurer shall be willing to omit as exceptions to coverage; and

5.2.5. All Property Contracts which are not identified for termination by Purchaser during the Feasibility Period and all Excluded Property Contracts which shall be assumed by Purchaser or cancelled with Purchaser being solely responsible for the payment of any cancellation fees or penalties.

5.3. With respect to each Property, the existence of the Loan Documents, liens, or encumbrances shall not be objections to title, provided that properly executed instruments in recordable form necessary to satisfy and remove the same of record are delivered to the Purchaser at Closing or, in the alternative, payoff letters from the Lender or any holder of any Loan Documents shall have been delivered to and accepted by the Title Insurer (sufficient to remove the same from the policy issued at Closing), together in either case, with recording and/or filing fees.

5.4. Unpaid liens for taxes, charges, and assessments shall not be objections to title, but the amount thereof plus interest and penalties thereon shall be deducted from the Purchase Price to be paid for the applicable Property hereunder and allowed to Purchaser, subject to the provisions for apportionment of taxes and charges contained herein.

5.5. Unpaid franchise or business corporation taxes of any corporations in the chain of title shall not be an objection to title, provided that the Title Insurer agrees to insure against collection out of the applicable Property or otherwise against Purchaser or its affiliates, and provided further that the Title Insurer agrees to omit such taxes as exceptions to coverage with respect to any lender's title insurance policy with respect to the applicable Property.

5.6. If on the Closing Date there shall be conditional bills of sale or Uniform Commercial Code Financing Statements applicable to any Property that exceed the period of time mandated under the law of the state where the Properties are located that a Uniform Commercial Code Financing Statement is perfected without the filing of UCC-3 continuation statements and such Financing Statements have not been extended by the filing of UCC-3 continuation statements within the applicable time period mandated by the applicable state law, such Financing Statements shall not be deemed an objection to title.

5.7. If on the Closing Date, the state of title is other than in accordance with the requirements set forth in this Purchase Contract or if any condition to be fulfilled by either Seller shall not be satisfied, Purchaser shall provide Sellers with written Notice thereof at such time, or such title objection or unfulfilled condition shall be deemed waived by Purchaser in which case
Purchaser and Sellers shall proceed to consummate the Closing on the Closing Date. If Purchaser timely gives Sellers such Notice, each Seller, with respect its Property and at its sole option and within seven (7) calendar days following receipt of such Notice, may elect to cure such objection or unfulfilled condition for up to thirty (30) calendar days. Should such Seller be able to cure such title objection or condition, or should such Seller be able to cause title insurance over the same by the Closing Date or any postponed Closing Date, or should Purchaser waive such objection or condition within such period for cure, then the Closing shall take place on or before fifteen (15) calendar days after such cure or waiver.

5.8. Subject to each Seller's obligation to cure under Section 5.9, if during the period of cure either Seller, with respect to its Property, is unable or unwilling, in its sole discretion or opinion, to eliminate such title objection or cause a title insurance company to insure over such matter or satisfy such unfulfilled condition, Sellers shall give Purchaser written Notice thereof, and if Purchaser does not waive such objection by written Notice delivered to Sellers and the Title Insurer on or before seven (7) calendar days following the date Sellers give such Notice, then this Purchase Contract shall automatically terminate, the Deposit shall be returned to Purchaser by the Escrow Agent less the sum of One Hundred and 00/100 Dollars ($100) paid to Sellers as consideration for taking the Properties off of the market; each Seller shall pay to Purchaser the amount of actual third party out-of-pocket costs and expenses incurred by Purchaser in connection with the investigations of such Seller's Property in an amount not to exceed a total of Twenty Thousand and 00/100 Dollars ($20,000) paid to Purchaser for both Properties and as a condition of prior to such payment to Purchaser, Sellers shall have been provided copies of and rights to all inspections and reports; and the parties hereto shall have no further obligations to each other.

5.9. Each Seller covenants that it will not voluntarily create or cause any lien or encumbrance (other than Leases and Property Contracts permitted by this Purchase Contract) to attach to its Property between the Effective Date and the Closing Date. Any monetary lien or encumbrance so attaching by voluntary act of either Seller shall be discharged by such Seller at or prior to Closing, on the Closing Date or any postponed Closing Date. Except as expressly provided above, neither Seller shall be required to undertake efforts to remove any other lien, encumbrance, security interest, exception, objection or other matter, to make any expenditure of money or institute litigation or any other judicial or administrative proceeding and either Seller may elect not to discharge the same.

5.10. Anything to the contrary notwithstanding, Purchaser shall not have any right to terminate this Purchase Contract or object to any lien, encumbrance, exception or other matter that is a Permitted Exception, that has been waived or that has been deemed to have been waived by Purchaser.

5.11. Sellers have caused a survey to be prepared for the Properties ("Survey"). An original counterpart of the Survey has been or will be delivered to Purchaser no later than ten (10) Business Days after the Effective Date. In the event that the perimeter legal description of any Property contained in such Survey differs from that contained in the deed or deeds by which a Seller took title to its Property, the latter description shall be used in the special warranty deed or equivalent (which is attached as Exhibit A-1 and Exhibit A-2 to this Purchase Contract for each Property) delivered to Purchaser at Closing, and the Survey legal shall be used in a quitclaim deed to the applicable Property which also shall be delivered to Purchaser at Closing. Should the Survey disclose conditions that give rise to a title exception other than a Permitted Exception, Purchaser shall have the right to object thereto within the Feasibility Period in accordance with the procedures set forth in Article 4 above. Purchaser and Sellers agree to split the cost of the Survey which shall be paid on or before the Closing. Purchaser agrees to pay any additional costs relating to the Survey or any update thereto on or before the Closing. Notwithstanding the foregoing, if the transactions contemplated by this Purchase Contract do not close then Sellers shall be responsible for the full cost of the Survey.


Article 6.                                 FINANCING

6.1 Purchaser assumes full responsibility to expeditiously and diligently initiate and pursue all steps necessary to obtain the funds required for settlement, and Purchaser's acquisition of such funds shall not be a contingency to Closing. It is specifically agreed that Sellers shall not be obligated to prepay the Existing Financing until the Closing Date, and then only from the proceeds of the Purchase Price.


Article 7.
                                     CLOSING

7.1.  Dates, Places Of Closing, Prorations, And Delinquent Rent.

7.1.1. The Closing shall take place on August 1, 2001, provided that Purchaser has not terminated this Purchase Contract pursuant to Section 4.2 hereof. The parties may mutually agree to an earlier Closing Date. Purchaser and Sellers shall conduct the Closing through an escrow with the Title Insurer in its Houston, Texas office, whereby Sellers, Purchaser and their attorneys need not be physically present at the Closing and each may deliver documents by overnight air courier or other means to the Escrow Agent.

7.1.2.      [INTENTIONALLY DELETED].

7.1.3. All normal and customarily proratable items, including, without limitation, Rents (as defined below), income derived from the Properties, operating expenses, personal and real property taxes, other operating expenses, and fees, shall be prorated as of midnight on the day preceding the Closing Date, Sellers being charged and credited for all of same attributable to the period up to midnight on the day preceding the Closing Date (and credited for any amounts paid by Sellers attributable to the period on or after midnight on the day preceding the Closing Date) and Purchaser being responsible for, and credited or charged, as the case may be, for all of same attributable to the period on and after midnight on the day preceding Closing Date. All unapplied security deposits under Leases, if any, shall be transferred by each Seller to Purchaser at the Closing. Purchaser shall assume at Closing the obligation to pay such security deposits to Tenants, if required under the Leases, to the extent that such security deposits are transferred or credited to Purchaser at Closing. Any real estate ad valorem or similar taxes for the Properties, or any installment of assessments payable in installments which installment is payable in the year of Closing, shall be prorated to midnight on the day preceding the date of Closing, based upon actual days involved. The proration of real property taxes or installments of assessments shall be based upon the assessed valuation and tax rate figures for the year in which the Closing occurs to the extent the same are available; provided, that in the event that actual figures (whether for the assessed value of the applicable Property or for the tax rate) for the year of Closing are not available at the Closing Date, the proration shall be made using figures from the preceding year and a re-proration of real estate taxes shall subsequently be performed based upon the assessed value and tax rate for the year in which the Closing occurs at the time that such information becomes available. The proration shall be final and unadjustable except-as provided in the following paragraph. For purposes of this Section 7.1.3 and Sections 7.1.4 and 7.1.5 the terms "Rent" and "Rents" shall include, without limitation, base rents, additional rents, and any other charges under the Leases. The provisions of this Section 7.1.3 shall apply during the Proration Period (as defined below).

7.1.4. If any of the items subject to proration hereunder cannot be prorated at the Closing because the information necessary to compute such proration is unavailable, or if any errors or omissions in computing prorations at the Closing are discovered subsequent to the Closing, then such item shall be reapportioned and such errors and omissions corrected promptly after the date of such availability or discovery and the proper party reimbursed, which obligation shall survive the Closing for a period (the "Proration Period") from the Closing Date until one (l) year after the Closing Date. No party hereto shall have the right to require a recomputation of a Closing proration or a correction of an error or omission in a Closing proration unless within the Proration Period one of the parties hereto (i) has obtained the previously unavailable information or has discovered the error or omission, and (ii) has given Notice thereof to the other party together with a copy of its good faith recomputation of the proration and copies of all substantiating information used in such recomputation. The failure of a party to obtain any previously unavailable information or discover an error or omission with respect to an item subject to proration hereunder and to give Notice thereof as provided above within the Proration Period shall be deemed a waiver of its right to cause a recomputation or a correction of an error or omission with respect to such item after the Closing Date.

7.1.5. With respect to unpaid Rent not more than thirty (30) days delinquent, Purchaser shall use reasonable efforts to collect the same for each Seller's benefit after the Closing in the usual course of the operation of the Properties (but Purchaser shall not be required to incur any expense in such collection effort) and such collection, if any shall be remitted to the applicable Seller (less costs and expenses of collection, if any) promptly upon receipt by Purchaser; provided Purchaser's obligation to remit such delinquent rental payments to such Seller shall terminate sixty (60) days after the Closing Date. Nothing contained herein shall operate to require Purchaser to institute any lawsuit or other collection procedure to collect such delinquent rentals. Sellers and Purchaser agree that any sums received by Purchaser from any tenant owing delinquent rentals shall first be applied to rentals and any other amounts owed to Purchaser and then to delinquent rentals with respect to the period before Closing. This provision shall survive the Closing for a period not to exceed ninety (90) days.

7.1.6. Fuel, water and sewer service charges, and charges for gas, electricity, telephone and all other public utilities shall be adjusted as of midnight of the day immediately preceding the Closing Date. If there are meters on any Property measuring the consumption of water, gas or electric current, each Seller shall, not more than one (1) Business Day prior to the Closing Date, cause such meters (for utilities for which such Seller, and not Tenants, is responsible) to be read and shall pay promptly all utility bills for which such Seller is liable upon receipt of statements therefor. Purchaser shall be liable for and shall pay all utility bills for services rendered after such meter readings.

7.1.7. If any security deposit for a corporate apartment unit is in the form of a letter of credit, then the applicable Seller shall cause a replacement letter of credit to be issued and delivered to Purchaser on the Closing Date upon the same terms and conditions as the original letter of credit. If replacement letters of credit cannot be issued and delivered to Purchaser on the Closing Date, then such Seller shall deposit with Purchaser on the Closing Date cash equal to the amount of the letters of credit not replaced, to be held by Purchaser as tenant security deposits until replacement letters of credit are delivered to Purchaser.

7.1.8. All apartment units vacated for more than seven (7) Business Days must be in a "rent ready" condition. Rent ready means Seller's routine and customary preparation of units for rental in Seller's ordinary course of business.

7.2.  To Be Delivered Prior To Or At Closing.

7.2.1. Sellers. At Closing, each Seller shall deliver to Purchaser, each of the following items, as applicable:

7.2.1.1.  Special  warranty or  equivalent  deed in the form attached as Exhibit
7.2.1.1 to Purchaser. The acceptance of the deeds at Closing, shall be deemed to be full performance of, and discharge of, every agreement and obligation on each Seller's part to be performed under this Purchase Contract, except for those that this Purchase Contract specifically provides shall survive Closing.

7.2.1.2. A Bill of Sale,  without recourse or warranty,  in the form attached as
Exhibit 7.2.1.2 covering all Property Contracts, Permits (other than Excluded Permits), and Fixtures and Tangible Personal Property required to be transferred to Purchaser with respect to such applicable Property. Purchaser shall countersign the same so as to effect an assumption by Purchaser, including, without limitation, of each Seller's obligations thereunder.

7.2.1.3. A General Assignment (to the extent assignable and in effect), without recourse or warranty, in the form attached hereto as Exhibit 7.2.1.3 of each Seller's right, title and interest in and to the Miscellaneous Property Assets, subject to required consents. Purchaser shall counter sign the same so as to effect an assumption by Purchaser, including, without limitation, of each Seller's obligations thereunder.

7.2.1.4.    A closing statement executed by each Seller.

7.2.1.5. A Seller's Affidavit, as applicable, in the customary form reasonably acceptable to each Seller and Title Insurer to enable Title Insurer to delete the standard exceptions, (other than matters constituting any Permitted Exceptions to the title insurance policies set forth in this Purchase Contract to be issued pursuant to the Title Commitment); provided that such affidavit does not subject either Seller to any greater liability, or impose any additional obligations, other than as set forth in this Purchase Contract.

7.2.1.6. A certification of each Seller's non-foreign status pursuant to Section 1445 of the Internal Revenue Code of 1986, as amended, in the form attached as
Exhibit 7.2.1.6.

7.2.1.7. A letter duly executed by each Seller advising the tenants under the Leases of the change in ownership of such Property, if requested by Purchaser.

7.2.1.8.  An Assignment of Leases and Security  Deposits in the form attached as
Exhibit 7.2.1.8 covering all Leases and Security Deposits. Purchaser shall countersign the same so as to effect an assumption by Purchaser, including, without limitation, of each Seller's obligations thereunder.

7.2.1.9. The most current rent roll together with a Certification by the applicable Seller that such Rent Roll is in all material respects a true, correct and complete list of all the Leases currently in effect.

7.2.1.10. Notices of termination (effective as of the Closing Date) to service providers whose Property Contracts will not be assumed by Purchaser at the Closing, the identification of such providers being provided by Purchaser to such Seller during the Feasibility Period.

7.2.1.11. Original tenant leases, modifications and amendments to the extent in each Seller's possession or control.

7.2.1.12. All certificates of occupancy with respect to the Properties that are in each Seller's possession.

7.2.1.13. A complete set of architectural, structural, mechanical and electrical plans and specifications for the Properties, to the extent in each Seller's possession or control.

7.2.1.14. Copies of all existing books, records, papers, agreements, including bookkeeping and accounting records (other than each Seller's proprietary information), which are in each Seller's possession or control relating to the applicable Property.

7.2.1.15. All keys to each Property which are in the applicable Seller's possession.

7.2.1.16. Proof that the property management agreements have been terminated and are of no further force and effect, if cancelable.

7.2.1.17.   Resolutions,   certificates   of  good  standing,   and  such  other
organizational documents of each Seller as the Title Insurer may reasonably require evidencing each Seller's authority to consummate the transaction.

7.2.1.18. Such other instruments, documents or certificates as are required to be delivered or made available by Sellers to Purchaser in accordance with any of the other provisions of this Purchase Contract, including, without limitation,
Section 4.3 hereof, which have not already been provided to Purchaser.

7.3. Purchaser. At Closing, Purchaser shall deliver to Title Insurer (for disbursement to Sellers upon Closing) the following items with respect to the Properties being conveyed at such Closing:

7.3.1. The full Purchase Price as required by Article 3 hereof minus the Deposit applied to the Purchase Price, plus or minus the adjustments or prorations required by this Purchase Contract. If at Closing there are any liens or encumbrances on any Property that either Seller is obligated or elects to pay and discharge, such Seller may use any portion of the Purchase Price for such Property to satisfy the same, provided that such Seller shall have delivered to Title Insurer on such Closing instruments in recordable form sufficient to satisfy such liens and encumbrances of record (or as to any mortgages, deeds to secure debt or deeds of trust, appropriate payoff letters, acceptable to the Title Insurer), together with the cost of recording or filing such instruments. The existence of any such liens or encumbrances shall not be deemed objections to title if such Seller shall comply with the foregoing requirements.

7.3.2.      A closing statement executed by Purchaser.

     7.3.3. A countersigned counterpart of the Bill of Sale in the form attached as Exhibit 7.2.1.2.

     7.3.4. A countersigned counterpart of the General Assignment in the form attached as Exhibit 7.2.1.3.

     7.3.5. A countersigned counterpart of the Assignment of Leases and Security Deposits in the form attached as Exhibit 7.2.1.8.

7.3.6. Such other instruments, documents or certificates as are required to be delivered by Purchaser to Sellers in accordance with any of the other provisions of this Purchase Contract.

7.4. Closing Costs. Except as otherwise provided in this Purchase Contract each party shall pay its own costs to close the purchase and sale of the Properties and Sellers and Purchaser shall each pay one-half the expenses of the Escrow Agent. Each party shall pay the fees and costs of its own attorneys and agents. Purchaser shall pay all recording costs, all costs and fees relating to the prepayment of the Existing Financing, and all transfer or similar taxes payable in connection with the transfer of real property in the jurisdiction where each Property is located.


Article 8.     REPRESENTATIONS, WARRANTIES AND COVENANTS OF SELLERS ANDPURCHASER

8.1.  Representations And Warranties Of Sellers.

8.1.1. For the purpose of inducing Purchaser to enter into this Purchase Contract and to consummate the sale and purchase of the Properties in accordance herewith, each Seller represents and warrants to Purchaser the following as of the Effective Date and as of the Closing Date:

8.1.1.1. Each Seller is a limited partnership, lawfully and duly organized, validly existing and in good standing under the laws of the state of its formation set forth in the initial paragraph of this Purchase Contract; and shall at the Closing have the power and authority to sell and convey its Property and to execute the documents to be executed by such Seller and prior to Closing will have taken, as applicable, all corporate, partnership, limited liability company or equivalent entity actions required for the execution and delivery of this Purchase Contract, and the consummation of the transactions contemplated by this Purchase Contract. The compliance with or fulfillment of the terms and conditions hereof will not conflict with, or result in a breach of, the terms, conditions or provisions of, or constitute a default under, any purchase contract to which any Seller is a party or by which any Seller is otherwise bound.

8.1.1.2. To each Seller's knowledge, no pending or threatened litigation exists which if determined adversely would restrain the consummation of the transactions contemplated by this Purchase Contract or would declare illegal, invalid or non-binding such Seller's obligations or covenants to Purchaser.

8.1.1.3. Each Seller holds title to its Property, including all real property contained therein required to be sold to Purchaser, subject only to the Permitted Exceptions applicable to such Property, Purchaser hereby agrees that the foregoing representation and warranty shall not survive the Closing but shall merge into the special warranty or equivalent deed as delivered to Purchaser by each Seller.

8.1.1.4. There are no adverse or other parties in possession of the Properties, except for occupants, guests and tenants under the Leases or otherwise as set forth in the Rent Roll for each Property.

8.1.1.5. The joinder of no person or entity other than Sellers is necessary to convey the Properties, fully and completely to Purchaser at Closing, or to fulfill each Seller's obligations, and each Seller has all necessary right and authority to convey and assign to Purchaser all contract rights and warranties required to be conveyed and assigned to Purchaser hereunder with respect to its Property.

8.1.1.6. Purchaser has no duty to collect withholding taxes for either Seller pursuant to the Foreign Investors Real Property Tax Act of 1980, as amended.

8.1.1.7. To each Seller's knowledge, there are no actions, proceedings, litigation or governmental investigations or condemnation actions pending or threatened against its Property, to the transactions hereby or against such Seller relating to its Property as applicable, except as set forth in Exhibit 8.1.1.7.

8.1.1.8. Each Seller has no knowledge of any claims for labor performed, materials furnished or services rendered in connection with constructing, improving or repairing its Property, caused by such Seller and which remain unpaid beyond the date for which payment was due and in respect of which liens may or could be filed against its Property, except for repairs, materials or services furnished in the ordinary course of business and except as shown on the Title Commitment for such Property. Purchaser hereby agrees that the foregoing representation and warranty shall not survive the Closing but shall merge into the special warranty or equivalent deed and the "Seller's Affidavit" executed by each Seller and delivered to the Title Insurer.

8.1.1.9. To the best of each Seller's knowledge, there are no leases, license agreements, occupancy agreements or tenancies for any space in its Property other than those Leases set forth on the rent roll for its Property (the "Rent Roll") and those Leases listed on Exhibit 8.1.1.9 attached hereto, if any. To the best of each Seller's knowledge, there are no oral agreements relating to the use or occupancy of its Property or any oral leases which will be binding upon any portion of its Property or Purchaser and the Leases delivered to Purchaser by such Seller are true and correct copies of all such Leases.

8.1.1.10. To the best of each Seller's knowledge, such Seller has not received any notice of any violation or alleged violation of any laws, regulations, or other requirements of any governmental agency or authority having jurisdiction over or affecting the its Property, to include, without limitation, notice of the violation or alleged violation of any environmental protection laws or regulations except as shown in the materials delivered or made available to Purchaser pursuant to Section 4.3.

8.1.1.11. To the best of each Seller's knowledge, with respect to its Property all commissions due on Leases or renewals of Leases have been paid in full as of the Effective Date and all tenant buildout and other obligations due to tenants under the Leases have been paid in full or otherwise have been satisfied.

8.1.1.12. To the best of each Seller's knowledge, the Rent Roll delivered by such Seller with respect to its Property is true and correct in all material respects.

8.1.1.13. Each Seller shall provide notice to Purchaser of any damage to its Property if the cost to repair the same would reasonably exceed $50,000 as determined in such Seller's sole discretion.

8.1.1.14. Except for the representations and warranties expressly set forth above in Section 8.1, or as otherwise set forth in this Purchase Contract, the Properties are expressly purchased and sold "AS IS," "WHERE IS," and "WITH ALL FAULTS." The Purchase Price and the terms and conditions set forth herein are the result of arm's-length bargaining between entities familiar with transactions of this kind, and said price, terms and conditions reflect the fact that Purchaser shall have the benefit of, and is relying upon, no information provided by Sellers and no statements, representations or warranties, express or implied, made by or enforceable directly against either Seller, including, without limitation, any relating to the value of the Properties, the physical or environmental condition of the Properties, the state, federal, county or local law, ordinance, order, permit or suitability, compliance or lack of compliance of the Properties with any regulation, or any other attribute or matter of or relating to the Properties (other than any covenants of title contained in the deed or other conveyance instruments conveying each Property and the warranties or representations set forth in this Purchase Contract). Purchaser represents and warrants that as of the Closing Date, it shall have reviewed and conducted such independent analyses, studies, reports, investigations and inspections as it deems appropriate in connection with the Properties. If Sellers provide or have provided any documents, opinions or work product of consultants, surveyors, architects, engineers, title companies, governmental authorities or any other person or entity with respect to the Properties, Purchaser and Sellers agree that Sellers have done so or shall do so only for the convenience of the parties and any reliance by Purchaser upon any such documents, opinions or work product shall not create or give rise to any liability of or against either Seller, any Seller's partners or affiliates or any of its respective partners, officers, directors, participants, employees, contractors, attorneys, consultants, representatives, agents, successors, assigns or predecessors-in-interest. Purchaser shall rely only upon any title insurance obtained by Purchaser with respect to title to each Property and the warranties in the special warranty or equivalent deed for such Property. Purchaser acknowledges and agrees that no representation has been made and no responsibility is assumed by either Seller with respect to and future applicable zoning or building code requirements or the compliance of its Property with any other future laws, rules, ordinances or regulations, the financial earning capacity or expense history of its Property, the continuation of contracts, continued occupancy levels of its Property, or any part thereof, or the continued occupancy by tenants of any Leases or, without limiting any of the foregoing, occupancy at Closing. Purchaser hereby releases each Seller from any and all claims and liabilities relating to the foregoing matters, except as provided in Subsection 8.1.1.13.

8.1.1.15. Unless otherwise set forth in Section 8.1, Sellers and Purchaser agree that those representations contained in Section 8.1 shall survive Closing for a period of one (1) year after the Closing Date (that is, any proceeding based on the breach of a representation contained in Section 8.1 that survives Closing must be commenced within one (1) year subsequent to the Closing Date).

8.1.1.16.  Any statement contained in the representations and warranties in this
Section 8.1 and made to the knowledge of a Seller shall mean ONLY the actual knowledge of such Seller based upon the information communicated to such Seller with respect to its Property by the individuals listed on Exhibit 8.1.1.14 attached hereto; and otherwise any reference to the "knowledge" of any Seller shall not be deemed to imply any duty of investigation or inquiry by either Seller, and shall not be construed to include the knowledge of any member, partner, officer, director, agent, employee or representative of any Seller or any affiliate of any Seller, imputed to such Seller or constructively attributed to such Seller, other than as set forth in this Section 8.1.1.14, each Seller hereby warrants and represents to Purchaser that the persons identified in this
Section 8.1.1.14 are the persons who have the most definitive knowledge with respect to each Seller and its Property.

8.2.  Representations And Warranties Of Purchaser

8.2.1. For the purpose of inducing each Seller to enter into this Purchase Contract and to consummate the sale and purchase of the Properties in accordance herewith, Purchaser represents and warrants to each Seller the following as of the Effective Date and as of the Closing Date:

8.2.1.1. With respect to Purchaser and its business,Purchaser represents and warrants, in particular, that:

8.2.1.2. Purchaser is a corporation duly organized, validly existing and in good standing under the laws of State of Alabama. Purchaser is sophisticated and experienced in the acquisition, ownership and operation of multi-family housing projects similar to the Properties, and has full knowledge of all applicable federal, state and local laws, rules, regulations and ordinances in connection therewith.

8.2.1.3. Purchaser, acting through any of its or their duly empowered and authorized officers, joint venturers, partners or members, has all necessary power and authority to own and use its properties and to transact the business in which it is engaged, and has full power and authority to enter into this Purchase Contract, to execute and deliver the documents and instruments required of Purchaser herein, and to perform its obligations hereunder; and no consent of any Purchaser's officers, joint venturers, partners, managers or members is required to so empower Purchaser.

8.2.1.4. No pending or, to the knowledge of Purchaser, threatened litigation exists which if determined adversely would restrain the consummation of the transactions contemplated by this Purchase Contract or would declare illegal, invalid or non-binding any of Purchaser's obligations or covenants to each Seller.

8.2.1.5. Purchaser is duly authorized to execute and deliver, acting through its duly empowered and authorized officers, joint venturers, partners, managers and members, respectively, and perform this Purchase Contract and all documents and instruments and transactions contemplated hereby or incidental hereto, and such execution, delivery and performance by Purchaser does not (i) violate any of the provisions of their respective articles of incorporation or organization, operating agreements, partnership agreements or bylaws, (ii) violate any provision of any law, governmental rule or regulation currently in effect, (iii) violate any judgment, decree, writ, injunction, award, determination or order currently in effect that names or is specifically directed at Purchaser or its property, and (iv) require the consent, approval, order or authorization of, or any filing with or notice to, any court or other governmental authority.

8.2.1.6. The joinder of no person or entity other than Purchaser is necessary to consummate the transactions to be performed by Purchaser and Purchaser has all necessary right and authority to perform such acts as are required and contemplated by this Purchase Contract.

8.2.1.7. Purchaser will cooperate with each Seller in obtaining the consent of the Lender to the prepayment of the Existing Financing, if required.


Article 9.                      CONDITIONS PRECEDENT TO CLOSING

9.1. Purchaser's obligation to close under this Purchase Contract, shall be subject to and conditioned upon the fulfillment of each and all of the following conditions precedent; provided, however, that Purchaser shall be entitled to waive any condition to Closing:

9.1.1. All of the documents required to be delivered by Sellers to Purchaser at the Closing pursuant to the terms and conditions hereof shall have been delivered and shall be in form and substance reasonably satisfactory to Purchaser.

9.1.2. Each of the representations and warranties of each Seller contained herein shall be true in all material respects as of the Closing Date.

9.1.3. Each Seller shall have complied with, fulfilled and performed each of the covenants, terms and conditions to be complied with, fulfilled or performed by such Seller hereunder;

9.1.4. Notwithstanding anything to the contrary, there are no other conditions on Purchaser's obligation to Close except as expressly set forth above.

9.1.5. On the Closing Date, the Title Insurer shall be prepared, subject to the payment of the applicable title insurance premium and other related charges and Purchaser's performance of its obligations hereunder, to issue to Purchaser a full coverage owner's title insurance policy, with all standard exceptions deleted (except that the standard exception for parties in possession shall be modified to read "rights of tenants as tenants only under unrecorded leases"), for each Property in compliance with the applicable Title Commitment in the form as required by Purchaser prior to the expiration of the Feasibility Period, such required form being confirmed in writing by Purchaser to each such Seller, with a copy of the required Title Commitment and endorsements attached), (including endorsements as Purchaser has required prior to the expiration of the Feasibility Period as aforesaid), together with such reinsurance and/or coinsurance and direct access agreements as may be required by Purchaser.

9.1.6. On the Closing Date, no action or proceeding shall have been instituted before any court or governmental authority which would have a material adverse effect on either Property or the use or occupancy thereof.

9.1.7. As of the Closing Date, each Seller shall not have pending a voluntary case, nor shall there have been commenced against either Seller an involuntary case, nor shall any Seller have consented to the appointment of a Custodian of it or for all or any substantial part of its property, nor shall a court of competent jurisdiction have entered an order or decree under any Bankruptcy Law that is for relief against any Seller in an involuntary case or appoint a Custodian of Sellers for all or any substantial part of its property. The term "Bankruptcy Law" means Title 11, U.S. Code, or any similar state law for the relief of debtors. The term "Custodian" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

9.2. Without limiting any of the rights of Sellers elsewhere provided for in this Purchase Contract, Sellers' obligation to close with respect to conveyance of the Properties under this Purchase Contract shall be subject to and conditioned upon the fulfillment of each and all of the following conditions precedent:

9.2.1. Each of the representations and warranties of Purchaser contained herein shall be true in all material respects as of the Closing Date.

9.2.2. Purchaser shall have fully performed and complied with all covenants, conditions, and other obligations in this Purchase Contract to be performed or complied with by it at or prior to Closing including, without limitation, payment in full of the Purchase Price.

9.2.3. There shall not be pending or, to the knowledge of either Purchaser or Sellers, any litigation or threatened litigation which, if determined adversely, would restrain the consummation of any of the transactions contemplated by this Purchase Contract or declare illegal, invalid or non-binding any of the covenants or obligations of the Purchaser.

9.2.4. Each Seller shall have received all consents and approvals to the consummation of the transactions contemplated hereby (a) of such Seller's partners (to the extent required by the organizational or governing documents) or (b) that are required by law.

9.2.5. All consents required for the prepayment of the Existing Financing, which may be required, shall have been obtained all on conditions reasonably acceptable to each Seller.


                             Article 10. BROKERAGE

10.1. Sellers represent and warrant to Purchaser that they have dealt only with Harbert Realty Service and CB Richard Ellis (collectively "Broker") in connection with this Purchase Contract. Sellers and Purchaser each represent and warrant to the other that other than Broker, they have not dealt with or utilized the services of any other real estate broker, sales person or finder in connection with this Purchase Contract, and each party agrees to indemnify the other party from and against all claims for brokerage commissions and finder's fees arising from or attributable to the acts of omissions of the indemnifying party, except that Purchaser shall not indemnify Sellers for any liability arising pursuant to the commission due to Broker. The provisions of this section shall survive the Closing or termination of the Purchase Contract.

10.2. Sellers agree to pay Broker a commission according to the terms of a separate agreement. Broker shall not be deemed a party or third party beneficiary of this Purchase Contract.

10.3.Broker assumes no responsibility for the condition of the Properties or representation for the performance of this Purchase Contract by the Sellers or Purchaser.

Article 11.                                POSSESSION

11.1. Possession of the Properties subject to the Permitted Exceptions and the Leases shall be delivered to Purchaser at the Closing.

                       Article 12. DEFAULTS AND REMEDIES

12.1. In the Event Purchaser fails to close when obligated to do so under this Purchase Contract, Sellers and Purchaser agree that it would be impractical and extremely difficult to estimate the damages which Sellers may suffer. Therefore Sellers and Purchaser hereby agree that, except for the Purchaser's obligations to Sellers under Section 4.4, the reasonable estimate of the total net detriment that Sellers would suffer in the event that Purchaser terminates this Purchase Contract or defaults hereunder prior to the Closing Date is and shall be, as Sellers' sole and exclusive remedy (whether at law or in equity), the right to receive from the Escrow Agent and retain the full amount of the Deposit. The payment and performance of the above as liquidated damages is not intended as a forfeiture or penalty within the meaning of applicable law and is intended to settle all issues and questions about the amount of damages suffered by Sellers in the applicable event, except only for damages under Section 4.4 above, irrespective of the time when the inquiry about such damages may take place. Upon any such default by Purchaser hereunder, this Purchase Contract shall be terminated, and no party shall have any further rights or obligations hereunder, each to the other, except for the Purchaser's obligations to Sellers under
Section 4.4 and the  obligations  of Sellers and Purchaser  pursuant to Sections
10.1 and 10.2 of this Purchase Contract, and Purchaser and Sellers shall not be relieved of their respective obligations pursuant to Sections 10.1 and 10.2 of this Purchase Contract above, and the right of Sellers to collect such liquidated damages to the extent not theretofore paid by Purchaser.


      Initials for Seller                       Initials for Seller
Initials for Purchaser

12.2. If the Purchaser terminates this Purchase Contract in accordance with its terms, then this Purchase Contract shall be null and void, the Escrow Agent shall return the Deposit to the Purchaser and no party shall have any further liability or obligation to any other party under this Purchase Contract, except that Purchaser shall not be relieved of its obligations under Section 4.4 and Purchaser and Sellers shall not be relieved of their respective obligations pursuant to Section 10.1 of this Purchase Contract. If either Seller defaults in performing any covenants or agreements to be performed by such Seller under this Purchase Contract or either Seller breaches any representations or warranties made by such Seller in this Purchase Contract, Purchaser shall have the right, instead of terminating this Purchase Contract, to elect to permit this Purchase Contract to remain in effect and, in lieu of the remedies set forth in this
Section 12.2 other than the obligation to return the Deposit to Purchaser, to seek specific performance or other injunctive relief, it being agreed that Purchaser's election to terminate this Purchase Contract or make full settlement under this Purchase Contract shall not relieve such Seller of its liability for breach of any representation, warranty, covenant or agreement of such Seller. In the event that specific performance or other injunctive relief is unavailable to Purchaser, but a court determines that such Seller's refusal to close under this Purchase Contract was wrongful the Deposit shall be returned to Purchaser and, such Seller shall pay to Purchaser the actual third party out-of-pocket costs and expenses that Purchaser has incurred in connection with the negotiation and preparation of this Agreement, its due diligence investigations and the prospective purchase of its Property in an amount not to exceed a total of Twenty Thousand and 00/100 Dollars ($20,000) paid to Purchaser for both Properties and as a condition of and prior to such payment to Purchaser, Sellers shall have been provided copies of and rights to all inspections and reports.

Article 13.                         RISK OF LOSS OR CASUALTY

13.1. The risk of loss or damage to either Property by fire or other casualty until the deed of conveyance is recorded for such Property is assumed by the Seller that owns such Property, provided that such Seller's responsibility shall be only to the extent of any recovery from insurance carried on such Property. In the event of the damage or destruction of all or any part of either Property, the aggregate cost to repair, replace and/or restore of which shall be Two Hundred Thousand and 00/100 Dollars ($200,000) or more (as estimated by such Seller's insurance carrier and reasonably acceptable to Purchaser) for such Property, prior to Closing, Purchaser may, at its option, exercisable by written Notice to Sellers within five (5) days after Purchaser is notified of such damage or destruction, either (i) terminate this Purchase Contract, or (ii) continue under this Purchase Contract, with no reduction in the Purchase Price, and receive any insurance proceeds due to such Seller as a result of such damage or destruction (plus a credit against the Purchase Price for the amount of any deductible with respect to such insurance proceeds), and assume responsibility for the repair of such Property. Upon completion of repairs, Purchaser shall promptly forward to such Seller proof of payment for such repairs, and any other information reasonably required by such Seller or such Seller's insurance carrier. In the event of the damage or destruction of any part of either Property prior to Closing, the aggregate cost to repair, replace and/or restore of which shall be less than Two Hundred Thousand and 00/100 Dollars ($200,000) (as estimated by such Seller's insurance carrier and reasonably acceptable to
Purchaser) for such Property, Purchaser shall have no right to terminate this Purchase Contract on account thereof, but any insurance proceeds due to such Seller as a result of such damage or destruction shall be paid or assigned to Purchaser by such Seller (plus a credit against the Purchase Price for the amount any deductible with respect to such insurance proceeds) and Purchaser shall assume the responsibility for such repair. Upon completion of repairs, Purchaser shall promptly forward to such Seller proof of payment for such repairs, and any other information reasonably required by such Seller or such Seller's insurance carrier. The obligation of Purchaser to provide requested information to such Seller shall survive Closing. Such Seller shall not, in any event, be obligated to effect any repair, replacement, and/or restoration, but shall take all necessary actions to protect and preserve the damaged improvements and shall comply with the terms and conditions of the Leases. Such Seller may elect at its option to effect a repair, replacement or restoration, in which case such Seller may apply the insurance proceeds to the costs of restoration; provided, however, that if such Seller commences restoration, it shall be obligated to complete the repair, replacement and/or restoration of the Improvements.


Article 14.                           OFFER DEADLINE DATE


14.1. This Purchase Contract shall be null and void unless fully executed by Purchaser and Sellers and delivered to each of the parties on or before June 15, 2001.


Article 15.                              EMINENT DOMAIN

15.1. In the event that at the time of Closing all or any part of either Property is (or has previously been) acquired, or either Seller has received notice of any pending or threatened taking by authority of any governmental agency in purchase in lieu thereof or access to its Property would be denied or limited because of the condemnation of property adjacent to such Property (or in the event that at such time there is any notice of any such acquisition by any such governmental agency), Purchaser shall have the right, at Purchaser's option, to terminate this Purchase Contract by giving written Notice within fifteen (15) days of the occurrence of such event and recover the Deposit hereunder, or to close in accordance with the terms of this Purchase Contract for the full Purchase Price and receive the full benefit or any condemnation award.


Article 16.                              MISCELLANEOUS

16.1.Exhibits, Schedules And Riders. All Exhibits, Schedules and Riders annexed hereto are a part of this Purchase Contract for all purposes.

16.2. Assignability. This Purchase Contract is not assignable without first obtaining the prior written approval of the non-assigning party; provided, however, that Purchaser may assign this Purchase Contract prior to Closing to a partnership or partnerships or limited liability company or limited liability companies which entities shall be affiliated with Purchaser so long as (i) Purchaser is not released from its liability hereunder and (ii) Sellers consent thereto (which consent shall not be unreasonably withheld, conditioned or delayed).

16.3.Binding Effect. This Purchase Contract shall be binding upon and inure to the benefit of each Seller and Purchaser, and their respective successors, heirs and permitted assigns.

16.4.Captions.  The captions,  headings,  and arrangements used in this Purchase
     Contract are for convenience only and do not in any way affect, limit, amplify, or modify the terms and provisions hereof.

16.5.Number And Gender Of Words. Whenever herein the singular number is used, the same shall include the plural where appropriate, and words of any gender shall include each other gender where appropriate.

16.6. Notices. All notices, demands, requests and other communications required pursuant to the provisions of this Purchase Contract ("Notice") shall be in writing and shall be deemed to have been properly given or served for all purposes (i) if sent by Federal Express or the nationally recognized overnight carrier for next business day delivery, on the first business day following deposit of such Notice with such carrier, or (ii) if personally delivered, on the actual date of delivery, or (iii) if sent by certified mail, return receipt requested postage prepaid, on the fifth (5th) business day following the date of mailing, or (iv) if sent by facsimile, on the date such facsimile is sent and a confirmation of transmission is received by the sender, provided that a copy is sent by nationally recognized overnight courier on the day following the date of receipt, addressed as follows:

If to Sellers:

      [Name of Selling Entity]
      c/o AIMCO
      2000 S. Colorado Blvd.
      Suite 2-1000
      Denver, Colorado  80222
      Attention:  Mr. Harry Alcock
      FAX: (303) 691-5662
      TELEPHONE: (303) 691-4344

with a copy to:

      Argent Real Estate
      1401 Brickell Avenue, Suite 520
      Miami, FL  33131
      Attention:  David Marquette
      FAX: (305) 371-2386
      TELEPHONE: (305) 371-9299

and with a copy to:

      Powell, Goldstein, Frazer & Murphy LLP
      191 Peachtree Street, N.E.
      Sixteenth Floor
      Atlanta, GA  30303
      Attention:  Jonathan R. Shils, Esq.
      FAX: (404) 572-6999
      TELEPHONE: (404) 572-4551

If to Purchaser:

      Tigertown Investments, Inc.
      c/o Porter Properties
      472 Dean Road, #200
      Auburn, Alabama  36830
      Attention:  Mr. Philip J. Minor
      FAX: (334) 640-0817
      TELEPHONE: (334) 826-8662

with a copy to:

      Page, Scrantom, Sprouse, Tucker & Ford, P.C.
      1043 Third Avenue
      Columbus, Georgia  31901
      Attention:  Allan E. Kamensky, Esq.
      FAX: (706) 323-7519
      TELEPHONE: (706) 324-0251

      Any of the parties may designate a change of address by Notice in writing to the other parties. Whenever in this Purchase Contract the giving of Notice by mail or otherwise is required, the giving of such Notice may be waived in writing by the person or persons entitled to receive such Notice.

16.7. Governing Law And Venue. The laws of the State of Alabama shall govern the validity, construction, enforcement, and interpretation of this Purchase Contract, without resort to such state's conflict of laws provisons. All claims, disputes and other matters in question arising out of or relating to this Purchase Contract, or the breach thereof, shall be decided by proceedings instituted and litigated in the United States District Court for the district in which the Properties are situated, and the parties hereto expressly consent to the venue and jurisdiction of such court.

16.8. Entirety And Amendments. This Purchase Contract embodies the entire Purchase Contract between the parties and supersedes all prior Purchase Contracts and understandings, if any, relating to the Properties, and may be amended or supplemented only by an instrument in writing executed by the party against whom enforcement is sought.

16.9. Severability. If any of the provisions of this Purchase Contract is held to be illegal, invalid, or unenforceable under present or future laws, such provision shall be fully severable. The Purchase Contract shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part of this Purchase Contract; and the remaining provisions of this Purchase Contract shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance from this Purchase Contract. In lieu of such illegal, invalid, or unenforceable provision, there shall be added automatically as a part of this Purchase
Contract a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible to make such provision legal, valid, and enforceable.

16.10. Multiple Counterparts. This Purchase Contract may be executed in a number of identical counterparts. If so executed, each of such counterparts is to be deemed an original for all purposes and all such counterparts shall, collectively, constitute one Purchase Contract. In making proof of this Purchase Contract, it shall not be necessary to produce or account for more than one such counterparts.

16.11. Further Acts. In addition to the acts and deeds recited herein and contemplated and performed, executed and/or delivered by Sellers and Purchaser, Sellers and Purchaser agree to perform, execute and/or deliver or cause to be performed, executed and/or delivered any and all such further acts, deeds, and assurances as may be necessary to consummate the transactions contemplated hereby.

16.12. Construction. No provision of this Purchase Contract shall be construed in favor of, or against, any particular party by reason of any presumption with respect to the drafting of this Purchase Contract; the parties, being represented by counsel, having fully participated in the negotiation of this instrument.

16.13. Confidentiality. Purchaser and Sellers shall not disclose the terms and conditions contained in this Purchase Contract and shall keep the same confidential except that Purchaser and Sellers may disclose the terms and conditions of this Purchase Contract to the limited extent required to comply with federal, state or local governmental reporting requirements. Purchaser shall not disclose and shall keep the same confidential any of the information delivered or made available by Sellers to Purchaser in accordance with this Purchase Contract or obtained by Purchaser in the course of its investigations, provided that Purchaser may disclose the terms and conditions of this Purchase Contract or such information delivered, made available or obtained as aforesaid
(i) as required by law, (ii) to consummate the terms of this Purchase Contract, or any financing relating thereto, or (iii) to Purchaser's or Sellers' lenders, attorneys, accountants, engineers, consultants, partners, members, affiliates or controlling persons. Any information provided by Sellers to Purchaser under the terms of this Purchase Contract is for informational purposes only. In providing such information to Purchaser, Sellers make no representation or warranty, express, written, oral, statutory, or implied, unless expressly set forth herein, and all other representations and warranties are hereby expressly excluded. Purchaser shall not in any way be entitled to rely upon the accuracy of such information. Such information is also confidential and Purchaser shall be prohibited from making such information public to any other person or entity other than its agents and legal representatives, without Sellers' prior written authorization, which may be granted or denied in Sellers' sole discretion.

16.14. Time Of The Essence. IT IS EXPRESSLY AGREED BY THE PARTIES HERETO THAT TIME IS OF THE ESSENCE WITH RESPECT TO THIS PURCHASE CONTRACT.

16.15. Cumulative Remedies And Waiver. Except as otherwise provided herein, no remedy herein conferred or reserved is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Purchase Contract or now or hereafter existing at law or in equity. No delay or omission to exercise any right or power accruing upon any default, omission, or failure of performance hereunder shall impair any right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient. No waiver, amendment, release, or modification of this Purchase Contract shall be established by conduct, custom, or course of dealing.

16.16. Litigation Expenses. In the event any party hereto commences litigation against the other to enforce its rights hereunder, the prevailing party in such litigation shall be entitled to recover from the other party its reasonable attorneys' fees and expenses incidental to such litigation.

16.17. Time Periods. Should the last day of a time period fall on a weekend or legal holiday, the next Business Day thereafter shall be considered the end of the time period.

16.18. Section 1031 Exchange. Notwithstanding the provisions contained in this Purchase Contract relating to the sale of the Properties, the parties acknowledge that it is the desire and intention of Sellers, if possible, to exchange one or both Properties for properties of a like kind in an exchange qualifying as a tax-free exchange under Section 1031 of the Internal Revenue Code of 1986. If requested by either Seller, Purchaser shall cooperate with such Seller in attempting to implement such exchange as hereinafter provided, at such Seller's sole cost and expense, provided that: (i) Purchaser incurs no liability, obligation, cost or expense associated with the exchange; (ii) the exchange does not affect or delay settlement of Purchaser's acquisition of the Properties as provided in this Purchase Contract; and (iii) such Seller agrees to indemnify and hold Purchaser harmless from and against all liability arising out of its cooperation in effecting the exchange as requested by such Seller.

16.19.      Lead-Based Paint Disclosure.

16.19.1. Every purchaser of an interest in residential property on which a residential dwelling was built prior to 1978 is notified that such property may present exposure to lead from lead-based paint that may place young children at risk of developing lead poisoning. Lead poisoning in young children may produce permanent neurological damage, including learning disabilities, reduced intelligence quotient, behavioral problems, and impaired memory. Lead poisoning also poses a particular risk to pregnant women. The seller of any interest in residential real property is required to provide the purchaser with any information on lead-based paint hazards from risk assessments or inspections in the seller's possession and notify the purchaser of any known lead-based paint hazards. A risk assessment or inspection for possible lead-based paint hazards in the housing located on the land is recommended prior to purchase.

16.19.2. Each Seller has no knowledge of lead-based paint and/or lead-based paint hazards in the housing located on its land. Each Seller has no reports pertaining to lead-based paint and/or lead-based paint hazards in the housing located on its Land.

16.19.3. Purchaser has received from Sellers the pamphlet Protect Your Family from Lead in Your Home.

16.19.4. Purchaser has received the opportunity to conduct a risk assessment or inspection for the presence of lead-based paint and/or lead-based paint hazards.


Article 17.
                           OPERATION OF THE PROPERTIES

      17.1 During the period of time from the Effective Date to the Closing Date, in the ordinary course of business each Seller may enter into new Property Contracts, new Leases, renew existing Leases or modify, terminate or accept the surrender or forfeiture of any of the Leases, modify any Property Contracts, or institute and prosecute any available remedies for default under any Lease without first obtaining the written consent of Purchaser with respect to its Property; provided, however, each Seller agrees that any such new Property
Contracts in excess of $1,000 or any new or renewed Leases having a term in excess of one (1) year shall not be entered into after the Effective Date by such Seller, without Purchaser's prior written consent, such consent not to be unreasonably withheld, conditioned or delayed by Purchaser unless required by any mortgage holder. If either Seller shall enter into a new permitted Property Contract or a new Lease, or shall renew, modify, terminate or accept the surrender of any Lease, or modify any Property Contract during such time period, such Seller shall provide Purchaser with written notice of such event and a true, correct and complete copy of any new Lease or new Property Contract, or any modification of any Lease or Property Contract within two (2) Business Days after executing same.
17.2Except as specifically set forth in this Article 17, each Seller shall operate its Property after the Effective Date in the ordinary course of business, and except as necessary in each Seller's sole discretion to address any life or safety issue at its Property, such Seller will not make any material alterations to its Property or remove any material Fixtures and Tangible Personal Property from its Property without the prior written consent of Purchaser which consent shall not be unreasonably withheld, conditioned, denied or delayed.

NOW WHEREFORE, the parties hereto have executed this Purchase Contract as of the date first set forth above.


                              SELLERS:

                              ANGELES PARTNERS IX,
                              a California limited partnership

                              By: Angeles Realty Corporation, a California corporation, its general partner


                                    By:
                                    Name: Harry G. Alcock
                                    Title:      Executive Vice President


                              NATIONAL PROPERTY INVESTORS 6, a California limited partnership

                              By: NPI Equity Investments, Inc., a Florida corporation, its general partner


                                    By:
                                    Name: Harry G. Alcock
                                    Title:      Executive Vice President





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


                              PURCHASER:

                              TIGERTOWN INVESTMENTS, INC.,
                             an Alabama corporation


                              By:
                              Name:
                              Title: